As filed with the Securities and Exchange Commission on April 7, 2004
                                              Securities Act File No. 333-
                                      Investment Company Act File No. 811-21423


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM N-2
                            ________________________


[X]  Registration Statement under the Securities Act of 1933
[ ]  Pre-Effective Amendment No.
[ ]  Post-Effective Amendment No.
                                     and/or

[X]  Registration Statement under the Investment Company Act of 1940
[X]  Amendment No. 6

                        (Check Appropriate Box or Boxes)
                            ________________________

                      THE GABELLI DIVIDEND & INCOME TRUST
               (Exact Name of Registrant as Specified in Charter)
                            ________________________

                              One Corporate Center
                            Rye, New York 10580-1422
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (800) 422-3554

                                Bruce N. Alpert
                      The Gabelli Dividend & Income Trust
                              One Corporate Center
                            Rye, New York 10580-1422
                                 (914) 921-5100
                    (Name and Address of Agent for Service)
                            ________________________

                                   Copies to:

  Richard T. Prins, Esq             James E. McKee, Esq.
  Skadden, Arps, Slate,             The Gabelli Dividend
   Meagher & Flom LLP                 & Income Trust                    [__]
    Four Times Square               One Corporate Center
New York, New York 10036           Rye, New York 10580-1422
     (212) 735-3000                    (914) 921-5100

                            ________________________

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

         It is proposed that this filing will become effective (check appropriate box)
         [X] When declared effective pursuant to section 8(c).

         If appropriate, check the following box:
         [ ] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [ ] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is [ ].

                            ________________________

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===============================================================================
                                                    Proposed
                                     Proposed       Maximum
                                     Maximum        Aggregate        Amount of
  Title of         Amount Being      Offering       Offering       Registration
 Securities         Registered        Price         Price(1)           Fee
 ----------       ------------       --------       ---------      -------------

[__% Senior            [__]           $[__]       $1,000,000         $126.70
Notes
due __]]


(1) Estimated solely for the purpose of calculating the registration fee.

________________________

         The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

================================================================================


                              CROSS-REFERENCE SHEET

         N-2 Item Number                                      Location in Part A (Caption)
------------------------------------------------------------------------------------------------------------------
PART A

1.     Outside Front Cover................................    Outside Front Cover Page

2.     Inside Front and Outside Back Cover
         Page.............................................    Outside Front Cover Page; Inside Front Cover Page

3.     Fee Table and Synopsis.............................    Summary

4.     Financial Highlights...............................    Not Applicable

5.     Plan of Distribution...............................    Outside Front Cover Page; Summary; Underwriting

6.     Selling Shareholders...............................    Not Applicable

7.     Use of Proceeds....................................    Use of Proceeds; Investment Objective and Policies

8.     General Description of the
         Registrant.......................................    Outside Front Cover Page; Summary; The Fund;
                                                              Investment Objective and Policies; Risk Factors &
                                                              Special Considerations; How the Fund Manages Risk;
                                                              Description of the Notes; Anti-takeover Provisions of
                                                              the Fund's Governing Documents

9.     Management.........................................    Outside Front Cover Page;  Summary; Management of the
                                                              Fund; Custodian and Trustee

10.    Capital Shares, Long-Term Debt,
         and Other Securities.............................    Outside Front Cover Page; Summary; Investment
                                                              Objective and Policies; Description of the Notes;
                                                              Description of Capital Shares and other Securities;
                                                              Taxation

11.    Defaults and Arrears on Senior
         Securities.......................................    Not Applicable

12.    Legal Proceedings..................................    Not Applicable

13.    Table of Contents of the Statement
         of Additional Information........................    Table of Contents of the Statement of Additional
                                                              Information


PART B                                                        Location in Statement of
                                                              Additional Information
--------------------------------------------------------------------------------------------------------------------

14.    Cover Page.........................................    Outside Front Cover Page

15.    Table of Contents..................................    Outside Front Cover Page

16.    General Information and History....................    Not Applicable

17.    Investment Objective and
         Policies.........................................    Investment Objective and  Policies;
                                                              Investment Restrictions

18.    Management.........................................    Management of the Fund

19.    Control Persons and Principal
         Holders of Securities............................    Not Applicable

20.    Investment Advisory and Other
         Services.........................................    Management of the Fund

21.    Brokerage Allocation and Other
         Practices........................................    Portfolio Transactions

22.    Tax Status.........................................    Taxation

23.    Financial Statements...............................    Not Applicable


PART C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

===============================================================================
The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted
===============================================================================

                              Subject to Completion
                    Preliminary Prospectus dated April 7, 2004

PROSPECTUS                              $[__]                     [GABELLI LOGO]
----------

                       The Gabelli Dividend & Income Trust

                            % Senior Notes due [__]


         The Gabelli Dividend & Income Trust, or the Fund, is a, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940. The Fund's investment objective is to seek a high level of total return with an emphasis on dividends and income. The Fund attempts to achieve its objective by investing at least 80% of its assets in dividend paying or other income producing securities under normal market conditions. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, Gabelli Funds, LLC, which serves as investment adviser to the Fund, looks for securities that have a superior yield, as well as capital gains potential. The Fund commenced its investment operations on November 28, 2003. We cannot assure you that the Fund's objective will be achieved.

         This prospectus describes the Fund's [__]% Senior Fixed-Rate Notes. The Notes will bear interest at the rate of [__]% per annum for a period of [__] years and will mature on [__] unless redeemed earlier by the Fund as provided herein. Interest on the Notes is payable quarterly in arrears on [__], [__], [__] and [__] in each year, commencing on [__]. The Notes will be the senior unsecured obligations of the Fund and will rank equally in right of payment with any other senior debt securities issued by the Fund.

         INVESTING IN OUR NOTES INVOLVES RISKS. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS" BEGINNING ON PAGE [__].

                                       Per Senior Notes            Total
                                       ----------------            -----
Public Offering Price(1)               $                           $
Underwriting Discount(2)               $                           $
Proceeds to the Fund (before           $                           $
expenses)(3)
(1)  Plus accrued interest, if any, from [___], 2004.
(2) The Fund and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1934, as amended.
(3)  Offering expenses payable by the Fund are estimated at $[___].

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         The Notes being offered by this prospectus are being offered by the underwriters listed in this prospectus, subject to prior sale, when, as and if accepted by them and subject to certain conditions. Beneficial interests in the Notes will be shown, and transfers thereof will be affected, only in book-entry form through the facilities of The Depository Trust Company. The underwriters expect to deliver the Notes to purchasers on or about [__], 2004.

                                _______________



[____]
                                                        Gabelli & Company, Inc.
                                _______________

                      The date of this prospectus is [___]

         (continued from previous page)

         The Notes may not be issued unless they are rated "[__]" by [__] ("[__]"). In order to keep this rating, the Fund will be required to maintain a minimum discounted asset coverage with respect to its outstanding Notes under guidelines established by [__]. See "Description of the Notes -- Rating Agency Guidelines." The Fund is also required to maintain a minimum asset coverage by the Investment Company Act of 1940. If the Fund fails to maintain either of these minimum asset coverage requirements, the Fund can at its option (and in certain circumstances must) require, in accordance with the Indenture and the requirements of the Investment Company Act of 1940, that some or all of the Notes be sold back to it (redeemed).

         The Notes also may be redeemed by the Fund prior to [__] at any time in such amount as may be necessary to enable the Fund to maintain its qualification as a regulated investment company for federal tax purposes. In addition, the Fund may redeem some or all the notes at any time at a "make-whole" redemption price discussed under the caption "Description of the Notes -- Redemption -- Make-Whole Redemption."

         Any redemption of the Notes by the Fund (other than a make-whole redemption) will be made at a price equal to 100% of the principal amount of such Notes plus accrued and unpaid interest to the date of the redemption. In the event of a make-whole redemption, in addition to accrued and unpaid interest on the Notes being redeemed, the Fund will also pay an amount equal to the greater of (i) the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed from the redemption date forward.

         The net proceeds of the offering, which are expected to be $[__], will be invested in accordance with the Fund's investment objective and policies. See "Investment Objective and Policies" beginning on page [__].

         This prospectus concisely sets forth important information about the Fund that you should know before deciding whether to invest in the Notes. You should read this prospectus and retain it for future reference.

         The Fund has also filed with the Securities Exchange Commission a Statement of Additional Information, dated [__], 2004, which contains additional information about the Fund. The Statement of Additional Information is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the Statement of Additional Information on page [__] of this prospectus. You may request a free copy of the Statement of Additional Information by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or calling the Fund toll-free at (800) 422-3554. You may also obtain the Statement of Additional Information as well as reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission on the Securities and Exchange Commission's web site (http://www.sec.gov).

         CERTAIN PERSONS PARTICIPATING IN THE OFFERING OF THE NOTES, IN THE EVENT ANY ARE OFFERED, MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE NOTES. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

SUMMARY...................................................................... 1
FINANCIAL HIGHLIGHTS.........................................................11
USE OF PROCEEDS..............................................................12
THE FUND.....................................................................12
CAPITALIZATION...............................................................13
INVESTMENT OBJECTIVE AND POLICIES............................................14
RISK FACTORS AND SPECIAL CONSIDERATIONS......................................22
HOW THE FUND MANAGES RISK....................................................28
MANAGEMENT OF THE FUND.......................................................28
PORTFOLIO TRANSACTIONS.......................................................31
DESCRIPTION OF THE NOTES.....................................................32
DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES...........................39
TAXATION.....................................................................41
ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS...................43
CUSTODIAN AND TRUSTEE........................................................44
UNDERWRITING.................................................................45
LEGAL MATTERS................................................................46
EXPERTS......................................................................46
ADDITIONAL INFORMATION.......................................................46
PRIVACY PRINCIPLES OF THE FUND...............................................46
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS............................47

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                     SUMMARY

         This is only a summary. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated [__], 2004 (the "SAI").


The Fund................................    The Fund is a closed-end
                                            non-diversified management
                                            investment company organized under
                                            the laws of the State of Delaware
                                            on August 20, 2003. The Fund's
                                            outstanding common shares, par
                                            value $.001 per share, are listed
                                            and traded on the New York Stock
                                            Exchange ("NYSE") under the symbol
                                            "GDV." As of [__], the net assets
                                            of the Fund were $[__], and the
                                            Fund had outstanding [__] common
                                            shares.

                                            Prior to or in conjunction with
                                            the issuance of the Notes offered
                                            by this prospectus, the Fund may
                                            issue one or more series of
                                            preferred shares; the ___% Series A
                                            Cumulative Preferred Shares (the
                                            "Series A Preferred"), liquidation
                                            preference $25 per share, and/or
                                            the Series B Auction Market
                                            Preferred Shares (the "Series B
                                            AMPS"), liquidation preference
                                            $25,000 per share. The Notes will
                                            be senior to any Series A Preferred
                                            or Series B AMPS the Fund may
                                            issue.

The Offering............................    The Fund offers by this prospectus
                                            $[__] aggregate principal amount of
                                            Senior Fixed-Rate Notes through
                                            [__] and Gabelli & Company, Inc. as
                                            underwriters. See "Underwriting."

The Notes...............................    The Notes will be issued in fully
                                            registered form in denominations of
                                            $1,000 and in integral multiples of
                                            $1,000. The Notes will be general
                                            unsecured obligations of the Fund
                                            and will rank senior to or pari
                                            passu with all existing or future
                                            unsecured indebtedness of the Fund.
                                            The Notes will be senior to any
                                            senior equity securities that the
                                            Fund may issue (including the
                                            Series A Preferred and/or Series B
                                            AMPS). In any liquidation of the
                                            Fund, the Noteholders will be
                                            entitled to receive an amount equal
                                            to 100% of the principal amount of
                                            their Notes plus accrued and unpaid
                                            interest theron before any payments
                                            would be made with respect to any
                                            senior equity securities of the
                                            Fund or the Fund's common shares.
                                            The Notes will carry a rating by
                                            [__] of [__]. The Notes will not be
                                            traded on any market or exchange.
                                            See "Description of the Notes."

                                            The Notes will bear interest,
                                            payable quarterly in arrears, at
                                            the rate of [__] per annum, from
                                            [__] through and including [__].
                                            The interest payment dates will be
                                            [__], commencing [__].

                                            The Depository Trust Company (or
                                            "DTC"), New York, NY, will act as
                                            securities depository for the
                                            Notes. The notes will be issued as
                                            fully registered Global Securities
                                            registered in the name of Cede &
                                            Co. (DTC's partnership nominee) or
                                            such other name as may be requested
                                            by an authorized representative of
                                            DTC. Beneficial interests in the
                                            Notes will be shown, and transfers
                                            thereof will be affected, only in
                                            book-entry form through DTC.
                                            Investors may elect to hold
                                            interests in the Notes through DTC
                                            if they are participants in the DTC
                                            system, or indirectly through
                                            organizations which are
                                            participants in the DTC system.

Investment Objective....................    The Fund's investment objective is
                                            to provide a high level of total
                                            return on its assets with an
                                            emphasis on dividends and income.
                                            No assurance can be given that the
                                            Fund will achieve its investment
                                            objective. The Fund will attempt to
                                            achieve its investment objective by
                                            investing, under normal market
                                            conditions, at least 80% of its
                                            assets in dividend paying
                                            securities (such as common and
                                            preferred stock) or other income
                                            producing securities (such as fixed
                                            income debt securities and
                                            securities that are convertible
                                            into common stock). In addition,
                                            under normal market conditions, at
                                            least 50% of the Fund's assets will
                                            consist of dividend paying equity
                                            securities. The Fund may invest up
                                            to 35% of its total assets in the
                                            securities of non-U.S. issuers and
                                            up to 25% of its total assets in
                                            securities of issuers in a single
                                            industry. There is no minimum
                                            credit rating for debt securities
                                            in which the Fund may invest,
                                            although the Fund will not invest
                                            more than 10% of its total assets
                                            in fixed-income nonconvertible
                                            securities rated in the lower
                                            rating categories of recognized
                                            statistical rating agencies or
                                            non-rated securities of comparable
                                            quality, which are commonly
                                            referred to as "junk bonds." See
                                            "Investment Objective and
                                            Policies."

                                            The Investment Adviser's investment
                                            philosophy with respect to both
                                            equity and debt securities is to
                                            identify assets that are selling in
                                            the public market at a discount to
                                            their private market value. The
                                            Investment Adviser defines private
                                            market value as the value informed
                                            purchasers are willing to pay to
                                            acquire assets with similar
                                            characteristics. In making stock
                                            selections, the Fund's Investment
                                            Adviser looks for securities that
                                            have a superior yield, as well as
                                            capital gains potential.

Tax Treatment of Interest
Paid on Notes...........................    Interest paid on the Notes will
                                            generally constitute ordinary
                                            income to the Noteholder. Upon
                                            redemption the Noteholder will
                                            receive the principal amount of its
                                            holdings which will constitute a
                                            tax-free return of capital. Any
                                            premium received upon redemption
                                            may be taxed at capital gain rates.
                                            For a more detailed discussion, see
                                            "Taxation."

Rating and Asset
Coverage Requirements...................    In order to be issued, the Notes
                                            must receive a rating of "[__]"
                                            from [__]. The Fund's Indenture
                                            setting forth the terms of the
                                            Notes contains certain tests that
                                            the Fund must satisfy to obtain and
                                            maintain a rating of "[__]" from
                                            [__] on the Notes. See "Description
                                            of the Notes-- Rating Agency
                                            Guidelines."

                                            Asset Coverage Requirements. Under
                                            the asset coverage tests to which
                                            of the Notes are subject, the Fund
                                            is required to maintain (i) assets
                                            having in the aggregate a
                                            discounted value greater than or
                                            equal to a Basic Maintenance Amount
                                            (as described under "Description of
                                            the Notes -- Rating Agency
                                            Guidelines") for each such series
                                            calculated pursuant to the
                                            applicable rating agency guidelines
                                            and (ii) an asset coverage of at
                                            least 300% (or such higher or lower
                                            percentage as may be required at
                                            the time under the Investment
                                            Company Act of 1940 (the "1940
                                            Act")) with respect to its senior
                                            securities representing
                                            indebtedness, or "senior debt
                                            securities," outstanding. See
                                            "Description of the Notes -- Asset
                                            Maintenance Requirements."

                                            The Fund estimates that if the
                                            Notes offered hereby had been
                                            issued and sold as of March 31,
                                            2004, the asset coverage with
                                            respect to the Notes under the 1940
                                            Act would have been approximately
                                            [__]% immediately following such
                                            issuance and (after giving effect
                                            to the deduction of the
                                            underwriting discounts and
                                            estimated offering expenses for
                                            such shares of $[__]). The asset
                                            coverage would have been computed
                                            as follows:

                                                 value of Fund assets less
                                                 liabilities not constituting
                                                 senior securities ($[__]) /
                                                 senior securities
                                                 representing indebtedness
                                                 ($[__]), expressed as a
                                                 percentage = [__]%.

                                            The Indenture for the Notes, which
                                            contains the technical provisions of
                                            the various components of the asset
                                            coverage tests, will be filed as an
                                            exhibit to this registration
                                            statement and may be obtained
                                            through the web site of the
                                            Securities and Exchange Commission
                                            (http://www.sec.gov).

Redemption..............................    Unless redeemed earlier, the Notes
                                            will be redeemed on [__] at a cash
                                            price equal to 100% of the
                                            principal amount thereof plus
                                            accrued and unpaid interest to the
                                            redemption date.

                                            Prior to [__], the Notes may be
                                            subject to redemption by the Fund to
                                            the extent the Fund fails to
                                            maintain the asset coverage
                                            requirements in accordance with the
                                            rating agency guidelines or the 1940
                                            Act described above. If the Fund
                                            redeems Notes in order to maintain
                                            asset coverage, it may, but is not
                                            required to, redeem a sufficient
                                            quantity of Notes so that after the
                                            redemption the Fund exceeds the
                                            asset coverage required by each of
                                            the guidelines of [__] and the 1940
                                            Act by 10%. The Notes will also be
                                            subject to redemption by the Fund to
                                            the extent necessary for the Fund to
                                            continue to qualify for tax
                                            treatment as a regulated investment
                                            company. The Notes are subject to
                                            mandatory redemption in whole or in
                                            part upon the occurrence of certain
                                            events of default. See "Description
                                            of the Notes -- Redemption."

                                            The Fund may redeem some or all the
                                            Notes at any time at a "make-whole"
                                            redemption price discussed under
                                            the caption "Description of the
                                            Notes -- Redemption -- Make-Whole
                                            Redemption."

                                            Any redemption of the Notes (other
                                            than a make-whole redemption) will
                                            be at a cash price equal to 100% of
                                            the principal amount thereof plus
                                            accrued and unpaid interest to the
                                            redemption date. In the event of a
                                            make-whole redemption, in addition
                                            to accrued and unpaid interest on
                                            the Notes being redeemed, the Fund
                                            will also pay an amount equal to
                                            the greater of (i) the principal
                                            amount of the Notes being redeemed
                                            and (ii) the sum of the present
                                            values of the remaining scheduled
                                            payments of principal and interest
                                            on the Notes being redeemed from
                                            the redemption date forward.

                                            In the event the Fund redeems less
                                            than all of the Notes then
                                            outstanding, such redemption will
                                            be made from the Noteholders pro
                                            rata in accordance with the
                                            principal amount of Notes held, by
                                            lot or by any other method that the
                                            Trustee considers fair and
                                            appropriate.

Use of Proceeds.........................    The Fund will use the net proceeds
                                            from the offering to purchase
                                            additional portfolio securities in
                                            accordance with its investment
                                            objective and policies. See "Use of
                                            Proceeds."

Special Characteristics
and Risks...............................    Risk is inherent in all investing.
                                            Therefore, before investing in the
                                            Notes you should consider the
                                            following risks carefully.

                                            Primary risks specially associated
                                            with an investment in the Notes
                                            include:

                                            The value of the Notes will be
                                            influenced by changes in interest
                                            rates, the perceived credit quality
                                            of the Notes and other factors.

                                            The credit rating on the Notes
                                            could be reduced or withdrawn while
                                            an investor holds Notes, and the
                                            credit rating does not eliminate or
                                            mitigate the risks of investing in
                                            the Notes. A reduction or
                                            withdrawal of the credit rating
                                            would likely have an adverse effect
                                            on the market value of the Notes.

                                            Interest Rate Risk. The Notes are
                                            fixed income securities. The primary
                                            risk associated with fixed income
                                            securities is interest rate risk. A
                                            decrease in interest rates will
                                            generally result in an increase in
                                            the value of a fixed income
                                            security, while increases in
                                            interest rates will generally result
                                            in a decline in its value. See "Risk
                                            Factors and Special Considerations
                                            -- Special Risks of the Notes --
                                            Interest Rate Risk."

                                            Redemption Risk. The Fund may
                                            redeem the Notes prior to maturity
                                            under certain circumstances and
                                            investors may not be able to
                                            reinvest the proceeds of any such
                                            redemption in an investment
                                            providing the same or better rate
                                            of return than that of the Notes.
                                            Although unlikely, precipitous
                                            declines in the value of the Fund's
                                            assets could result in the Fund
                                            having insufficient assets to
                                            redeem all of the Notes for the
                                            full redemption price. See "Risk
                                            Factors and Special Considerations
                                            -- Special Risks of the Notes --
                                            Redemption Risk."

                                            Illiquidity Risk. An investment in
                                            the Notes may be illiquid. There
                                            will not be any public market for
                                            the Notes, nor will the Notes be
                                            listed on an exchange. See "Risk
                                            Factors and Special Considerations
                                            -- Special Risks of the Notes --
                                            Illiquidity Risk."

                                            Leverage Risk. The Fund intends to
                                            use financial leverage for
                                            investment purposes by issuing
                                            senior securities representing
                                            indebtedness. It is currently
                                            anticipated that, taking into
                                            account the Notes being offered in
                                            this prospectus, the amount of
                                            leverage will represent
                                            approximately [__]% of the Fund's
                                            managed assets (as defined below).
                                            The Fund's leveraged capital
                                            structure creates special risks not
                                            associated with unleveraged funds
                                            having a similar investment
                                            objective and policies. These
                                            include the possibility of greater
                                            loss and the likelihood of higher
                                            volatility of the net asset value
                                            of the Fund and the asset coverage
                                            for the Notes. Such volatility may
                                            increase the likelihood of the Fund
                                            having to sell investments in order
                                            to meet its obligations to make
                                            interest payments on the Notes or
                                            dividend payments on preferred
                                            shares the Fund may issue, or to
                                            redeem the Notes or preferred
                                            shares, if any, when it may be
                                            disadvantageous to do so.

                                            Restrictions on Interest and Other
                                            Distributions. Restrictions imposed
                                            on the payment of interest on the
                                            Notes or the declaration and
                                            payment of dividends or other
                                            distributions to the holders of the
                                            Fund's common shares and any
                                            preferred shares, both by the 1940
                                            Act and by requirements imposed by
                                            rating agencies, might impair the
                                            Fund's ability to maintain its
                                            qualification as a regulated
                                            investment company for federal
                                            income tax purposes. See
                                            "Taxation." While the Fund intends
                                            to redeem its senior securities
                                            (including the Notes) to the extent
                                            necessary to enable the Fund to
                                            distribute its income as required
                                            to maintain its qualification as a
                                            regulated investment company under
                                            the Code, there can be no assurance
                                            that such actions can be effected
                                            in time to meet the Code
                                            requirements. See "Taxation" in the
                                            SAI.

                                            Limited Operating History. The Fund
                                            is a non-diversified, closed-end
                                            management investment company with
                                            a limited operating history. See
                                            "Risk Factors and Special
                                            Considerations -- Limited Operating
                                            History."

                                            Common Stock Dividend Policy Risk.
                                            The Fund has adopted a policy, which
                                            may be changed at any time by the
                                            Board of Trustees, of paying a
                                            dividend on its common shares of
                                            $.30 per quarter, which is equal to
                                            an annual rate of 6% of the original
                                            issue price of the common shares. In
                                            the event investment returns do not
                                            provide sufficient amounts to fund
                                            such distributions, the Fund may be
                                            required to return capital as part
                                            of such distribution, which may have
                                            the effect of decreasing the asset
                                            coverage per share with respect to
                                            the Fund's Notes and other senior
                                            securities outstanding.

                                            Value Investing Risk. The Fund
                                            focuses its investments on
                                            dividend-paying common and
                                            preferred stocks that the
                                            Investment Adviser believes are
                                            undervalued or inexpensive relative
                                            to other investments. These types
                                            of securities may present risks in
                                            addition to the general risks
                                            associated with investing in common
                                            and preferred stocks. The Fund
                                            focuses its investments on
                                            dividend-paying common and
                                            preferred stocks that the
                                            Investment Adviser believes are
                                            undervalued or inexpensive relative
                                            to other investments. These types
                                            of securities may present risks in
                                            addition to the general risks
                                            associated with investing in common
                                            and preferred stocks including the
                                            risk of mis-estimation of certain
                                            fundamental factors. In addition,
                                            during certain time periods market
                                            dynamics may strongly favor
                                            "growth" stocks of issuers that do
                                            not display strong fundamentals
                                            relative to market price based upon
                                            positive price momentum and other
                                            factors. See "Risk Factors and
                                            Special Considerations -- Value
                                            Investing Risk."

                                            Non-Diversified Status. As a
                                            non-diversified investment company
                                            under the 1940 Act, the Fund is not
                                            limited in the proportion of its
                                            assets that may be invested in
                                            securities of a single issuer, and
                                            accordingly, an investment in the
                                            Fund may, under certain
                                            circumstances, present greater risk
                                            to an investor than an investment
                                            in a diversified company. See "Risk
                                            Factors and Special Considerations
                                            -- Non-Diversified Status."

                                            Industry Concentration Risk. The
                                            Fund may invest up to 25% of its
                                            assets in the securities of
                                            companies principally engaged in a
                                            single industry. In the event the
                                            Fund makes substantial investments
                                            in a single industry, the Fund
                                            would become more susceptible to
                                            adverse economic or regulatory
                                            occurrences affecting that
                                            industry. See "Risk Factors and
                                            Special Considerations -- Industry
                                            Concentration Risk."

                                            Illiquid Securities. The Fund has
                                            no limit on the amount of its
                                            assets it may invest in
                                            unregistered and otherwise illiquid
                                            investments. Unregistered
                                            securities are securities that
                                            cannot be sold publicly in the
                                            United States without registration
                                            under the Securities Act of 1933.
                                            Unregistered securities generally
                                            can be resold only in privately
                                            negotiated transactions with a
                                            limited number of purchasers or in
                                            a public offering registered under
                                            the Securities Act. Considerable
                                            delay could be encountered in
                                            either event and, unless otherwise
                                            contractually provided for, the
                                            Fund's proceeds upon sale may be
                                            reduced by the costs of
                                            registration or underwriting
                                            discounts. The difficulties and
                                            delays associated with such
                                            transactions could result in the
                                            Fund's inability to realize a
                                            favorable price upon disposition of
                                            unregistered securities, and at
                                            times might make disposition of
                                            such securities impossible. See
                                            "Risk Factors and Special
                                            Considerations--Illiquid
                                            Securities."

                                            Foreign Securities Risk. The Fund
                                            may invest up to 35% of its total
                                            assets in foreign securities.
                                            Investing in securities of foreign
                                            companies (or foreign governments),
                                            which are generally denominated in
                                            foreign currencies, may involve
                                            certain risks and opportunities not
                                            typically associated with investing
                                            in domestic companies and could
                                            cause the Fund to be affected
                                            favorably or unfavorably by changes
                                            in currency exchange rates and
                                            revaluation of currencies. See
                                            "Risk Factors and Special
                                            Considerations -- Foreign
                                            Securities Risk."

                                            Lower Grade Securities. The Fund
                                            may invest up to 10% of its total
                                            assets in fixed-income securities
                                            rated below investment grade by
                                            recognized statistical rating
                                            agencies or unrated securities of
                                            comparable quality. The prices of
                                            these lower grade securities are
                                            more sensitive to negative
                                            developments, such as a decline in
                                            the issuer's revenues or a general
                                            economic downturn, than are the
                                            prices of higher grade securities.
                                            Securities of below investment
                                            grade quality are predominantly
                                            speculative with respect to the
                                            issuer's capacity to pay interest
                                            and repay principal when due and
                                            therefore involve a greater risk of
                                            default and are commonly referred
                                            to as "junk bonds." See "Risk
                                            Factors and Special Considerations
                                            -- Lower Grade Securities."

                                            Special Risks of Derivative
                                            Transactions. The Fund may
                                            participate in certain derivative
                                            transactions. Such transactions
                                            entail certain execution, market,
                                            liquidity, hedging and tax risks.
                                            Participation in the options or
                                            futures markets and in currency
                                            exchange transactions involves
                                            investment risks and transaction
                                            costs to which the Fund would not
                                            be subject absent the use of these
                                            strategies. If the Investment
                                            Adviser's prediction of movements
                                            in the direction of the securities,
                                            foreign currency and interest rate
                                            markets is inaccurate, the
                                            consequences to the Fund may leave
                                            the Fund in a worse position than
                                            if it had not used such strategies.
                                            See "Risk Factors and Special
                                            Considerations -- Special Risks of
                                            Derivative Transactions."

                                            Interest Rate Transactions. The Fund
                                            may enter into an interest rate swap
                                            or cap transaction with respect to
                                            all or a portion of the Series B
                                            AMPS. The use of interest rate swaps
                                            and caps is a highly specialized
                                            activity that involves certain risks
                                            to the Fund including, among others,
                                            counterparty risk and early
                                            termination risk. See "Risk Factors
                                            and Special Considerations --
                                            Interest Rate Transactions."

                                            Dependence on Key Personnel. The
                                            Investment Adviser is dependent upon
                                            the expertise of Mr. Mario J.
                                            Gabelli in providing advisory
                                            services with respect to the Fund's
                                            investments. If the Investment
                                            Adviser were to lose the services of
                                            Mr. Gabelli, its ability to service
                                            the Fund could be adversely
                                            affected. There can be no assurance
                                            that a suitable replacement could be
                                            found for Mr. Gabelli in the event
                                            of his death, resignation,
                                            retirement or inability to act on
                                            behalf of the Investment Adviser.
                                            See "Risk Factors and Special
                                            Considerations -- Dependence on Key
                                            Personnel."

                                            Current Developments. As a result
                                            of the terrorist attacks on the
                                            World Trade Center and the Pentagon
                                            on September 11, 2001, some of the
                                            U.S. Securities Markets were closed
                                            for a four-day period. These
                                            terrorists attacks, the war in Iraq
                                            and its aftermath and other
                                            geopolitical events have led to,
                                            and may in the future lead to,
                                            increased short-term market
                                            volatility and may have long-term
                                            effects on U.S. and world economies
                                            and markets. Similar events in the
                                            future or other disruptions of
                                            financial markets could affect
                                            interest rates, securities
                                            exchanges, auctions, secondary
                                            trading, ratings, credit risk,
                                            inflation and other factors
                                            relating to the Notes. See "Risk
                                            Factors and Special Considerations
                                            -- Current Developments."

                                            Anti-takeover Provisions. The Fund's
                                            governing documents include
                                            provisions that could limit the
                                            ability of other entities or persons
                                            to acquire control of the Fund or
                                            convert the Fund to an open-end
                                            fund. See "Anti-takeover Provisions
                                            of the Fund's Governing Documents."

                                            Status as a Regulated Investment
                                            Company. The Fund has qualified, and
                                            intends to remain qualified, for
                                            federal income tax purposes as a
                                            regulated investment company.
                                            Qualification requires, among other
                                            things, compliance by the Fund with
                                            certain distribution requirements.
                                            Statutory limitations on
                                            distributions on the common shares
                                            if the Fund fails to satisfy the
                                            1940 Act's asset coverage
                                            requirements could jeopardize the
                                            Fund's ability to meet such
                                            distribution requirements. The Fund
                                            presently intends, however, to
                                            purchase or redeem the Notes or any
                                            preferred shares to the extent
                                            necessary in order to maintain
                                            compliance with such asset coverage
                                            requirements. See "Taxation" for a
                                            more complete discussion of these
                                            and other federal income tax
                                            considerations.

Management and Fees.....................    Gabelli Funds, LLC serves as the
                                            Fund's Investment Adviser and is
                                            compensated for its services and
                                            its related expenses at an annual
                                            rate of 1.00% of the Fund's average
                                            weekly net assets. As used in this
                                            prospectus, net assets means the
                                            aggregate net asset value of the
                                            common shares (which for purposes
                                            of the Investment Adviser's
                                            compensation also includes assets
                                            attributable to outstanding
                                            preferred shares, with no deduction
                                            for the liquidation preference of
                                            any preferred shares). The
                                            Investment Adviser will not be
                                            entitled to compensation with
                                            respect to the assets of the Fund
                                            represented by the principal amount
                                            of the Fund's outstanding senior
                                            debt, including the Notes.

                                            The Investment Adviser is
                                            responsible for administration of
                                            the Fund and currently utilizes and
                                            pays the fees of a third party
                                            sub-administrator. See "Management
                                            of the Fund."

                                            The Securities and Exchange
                                            Commission, the New York Attorney
                                            General and officials of other
                                            states have been conducting
                                            inquiries into, and bringing
                                            enforcement and other proceedings
                                            regarding, trading abuses involving
                                            open-end investment companies. The
                                            Investment Adviser has received
                                            information requests from the New
                                            York Attorney General in the form
                                            of a subpoena and from the
                                            Securities and Exchange Commission
                                            in connection with these inquiries.
                                            The Investment Adviser and its
                                            affiliates have been complying with
                                            these requests and have been
                                            independently reviewing their
                                            mutual fund practices in a variety
                                            of areas. For further details
                                            regarding the Investment Adviser's
                                            ongoing review in connection with
                                            these requests, see "Management of
                                            the Fund -- Regulatory Matters."

Repurchase of Common Shares and
Anti-takeover Provisions................    The Fund's Board of Trustees
                                            expects to authorize the Fund to
                                            repurchase its common shares in the
                                            open market when the common shares
                                            are trading at a discount of 10% or
                                            more from net asset value. Such
                                            repurchases are subject to certain
                                            notice and other requirements under
                                            the 1940 Act. See "Repurchase of
                                            Common Shares."

                                            Certain provisions of the Fund's
                                            Agreement and Declaration of Trust
                                            and By-Laws (collectively, the
                                            "Governing Documents") may be
                                            regarded as "anti-takeover"
                                            provisions. Pursuant to these
                                            provisions, only one of three
                                            classes of trustees is elected each
                                            year, and the affirmative vote of
                                            the holders of 75% of the
                                            outstanding shares of the Fund are
                                            necessary to authorize the
                                            conversion of the Fund from a
                                            closed-end to an open-end investment
                                            company. The overall effect of these
                                            provisions is to render more
                                            difficult the accomplishment of a
                                            merger with, or the assumption of
                                            control by, a principal shareholder.
                                            These provisions may have the effect
                                            of depriving Fund common
                                            shareholders of an opportunity to
                                            sell their shares at a premium to
                                            the prevailing market price. See
                                            "Anti-takeover Provisions of the
                                            Fund's Governing Documents."

Custodian and Trustee...................    State Street Bank and Trust
                                            Company (the "Custodian"), located
                                            at 150 Royall Street, Canton, MA
                                            02021, serves as the custodian of
                                            the Fund's assets pursuant to a
                                            custody agreement. Under the
                                            custody agreement, the Custodian
                                            holds the Fund's assets in
                                            compliance with the 1940 Act. For
                                            its services, the Custodian will
                                            receive a monthly fee based upon,
                                            among other things, the average
                                            value of the total assets of the
                                            Fund, plus certain charges for
                                            securities transactions.

                                            [__] will be the Trustee under the
                                            Indenture. Principal and interest
                                            payments will be payable through the
                                            office of the Trustee or by such
                                            other means as the Trustee shall
                                            from time to time designate. The
                                            holders of a majority in principal
                                            amount of all outstanding Notes will
                                            have the right to direct the time,
                                            method and place of conducting any
                                            proceeding for exercising any remedy
                                            or power available to the Trustee.

Use of Leverage.........................    As provided in the 1940 Act and
                                            subject to certain exceptions, the
                                            Fund may issue senior securities
                                            (which may be stock, such as
                                            preferred shares, or securities
                                            representing debt) so long as its
                                            total assets, less certain ordinary
                                            course liabilities, exceed 300% of
                                            the amount of debt outstanding and
                                            exceed 200% of the amount of
                                            preferred shares and debt
                                            outstanding. Any such preferred
                                            shares may be convertible in
                                            accordance with Securities and
                                            Exchange Commission staff
                                            guidelines, which may permit the
                                            Fund to obtain leverage at
                                            attractive rates. See "Investment
                                            Objective and Policies--
                                            Leveraging." The use of leverage
                                            magnifies the impact of changes in
                                            net asset value. In addition, if
                                            the cost of leverage exceeds the
                                            return on the securities acquired
                                            with the proceeds of leverage, the
                                            use of leverage will diminish
                                            rather than enhance the return to
                                            the Fund. See "Investment Objective
                                            and Policies-- Leveraging."

                              FINANCIAL HIGHLIGHTS

         The table below sets forth selected financial data for a common share outstanding throughout the period(s) presented. The per share operating performance and ratios for the fiscal year ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, as stated in their report which is incorporated by reference into the SAI. The following information should be read in conjunction with the Financial Statements and Notes thereto, which are incorporated by reference into the SAI.

                                                               Period Ended
                                                            December 31, 2003(a)
                                                            --------------------
Operating performance:
Net asset value, beginning of period.......................   $    19.06(b)
Net investment loss........................................          ---
Net realized and unrealized gain on investments............         0.20
                                                                ---------
Total from investment operations...........................         0.20
                                                                ---------
Net asset value, end of period.............................   $    19.26
                                                                =========
Net asset value total return*..............................         1.0%
                                                                =========
Market value, end of period................................   $    20.00
                                                                =========
Total investment return**..................................         0.0%
                                                                =========
Ratios to average net assets and supplemental data:
Net assets, end of period (in 000's).......................   $ 1,451,650
Ratio of net investment loss to average net assets.........         (0.04)%(c)
Ratio of operating expenses to average net assets..........         (1.38)%(c)
Portfolio turnover rate....................................           0.4%
___________________

(a) The Gabelli Dividend & Income Trust commenced investment operations on November 28, 2003.
(b) The beginning NAV includes a $0.04 reduction for costs associated with the initial public offering.
(c) Annualized.
*Based on net asset value per share at commencement of operations of $19.06 per share. Total return for the period of less than one year is not annualized. **Based on market value per share at initial public offering of $20.00 per share. Total return for the period of less than one year is not annualized.

                                 USE OF PROCEEDS

         The net proceeds of the offering are estimated at approximately $[__], after deduction of the underwriting discounts and estimated offering expenses payable by the Fund. The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund's investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund's anticipated investment period extending to as long as six months.


                                    THE FUND

         The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on August 20, 2003, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced its investment operations on November 28, 2003 and, accordingly, has a limited operating history. The Fund's principal office is located at One Corporate Center, Rye, New York, 10580-1422.

                                 CAPITALIZATION

         The following table sets forth the unaudited capitalization of the Fund as of [__], and its adjusted capitalization assuming the Notes offered in this prospectus had been issued.

                                                                            As of [__]

                                                                     Actual           As adjusted
                                                                     ------           -----------
  [__]% Senior Fixed-Rate Notes
       (The "Actual" column reflects the Fund's outstanding
       capitalization as of [__]; the "As Adjusted" column
       assumes the issuance of an additional [__] of Notes)...                           $[___]

  Shareholders' equity applicable to common shares:
  Common shares, $.001 par value per share; [__] shares
  outstanding.................................................      $

  Paid-in surplus*............................................

  Accumulated net realized loss from investment transactions..

  Net unrealized appreciation.................................

  Net assets applicable to common shares......................

  Net assets, plus the principal amount of
  the Notes...................................................


* As adjusted paid-in surplus reflects a reduction for the sales load and estimated offering cost of the Notes issuance of $[___].

                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The Fund's investment objective is to provide a high level of total return on its assets with an emphasis on dividend and income. Under normal market conditions, the Fund will invest at least 80% of the value of its total assets in dividend paying or income producing equity or debt securities.

Investment Methodology of the Fund

         In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

         o the Investment Adviser's own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

         o    the interest or dividend income generated by the securities;

         o    the potential for capital appreciation of the securities;

         o the prices of the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees of the security.

         The Investment Adviser's investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer's free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

         Equity Securities. Under normal market conditions the Fund will invest at least 50% of its total assets in dividend paying equity securities, i.e., common stocks and preferred stocks.

         Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more Notes security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tend to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

         Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer's balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") and not considered by the Investment Adviser to be of similar quality. There is no minimum credit rating or independent investment limitation for these securities in which the Fund may invest. Preferred stocks and convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See " -- Lower Grade Securities."

         The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation as well as periodic income. This is particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed income securities, which may result in above average appreciation if the company's performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in the possibility of capital appreciation if the price of the company's common stock recovers.

         Lower Grade Securities. The Fund may invest up to 10% of its total assets in fixed-income nonconvertible securities rated in the lower rating categories of recognized statistical rating agencies or non-rated securities of comparable quality. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than "BBB" by S&P or lower than "Baa" by Moody's (or unrated debt securities of comparable quality) are referred to in the financial press as "junk bonds."

         Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

         Lower grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

         As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

         In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

         Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

         The market for lower grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

         Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

         In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

         Temporary Defensive Investments. Under normal market conditions at least 80% of the Fund's assets will consist of "dividend paying securities" i.e., common stock and other equity securities of foreign and domestic companies which have historically paid periodic dividends to holders, or "income securities," i.e., non-dividend paying equity or debt securities having a history of regular payments or accrual of income to holders. However, when a temporary defensive posture is believed by the Investment Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See "Management of the Fund -- General." The Fund may find it more difficult to achieve it investment objective during temporary defensive periods.

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter ("OTC") market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

         Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

         Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in this Prospectus and the SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board of Trustees, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

         When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

         Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

         The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales "against the box" may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

         When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

         Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by an underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

         Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

         It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

         Foreign Securities. The Fund may invest up to 35% of its total assets in securities of non-U.S. issuers, which are generally denominated in foreign currencies. See "Risk Factors and Special Considerations -- Foreign Securities."

         The Fund may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers, which will not be included in this foreign securities limitation. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

         Industry Concentration. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry. See "Risk Factors and Special Considerations -- Industry Concentration Risk."

         Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with Securities and Exchange Commission staff guidelines, which may permit the Fund to obtain leverage at attractive rates. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See "Risk Factors and Special Considerations -- Leverage Risk."

         In the event the Fund has both outstanding senior securities representing both debt and preferred shares at the same time, the Fund's obligations to pay dividends and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund's obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities, such as the Notes.

         Further information on the investment objectives and policies of the Fund are set forth in the SAI.

         Investment Restrictions. The Fund has adopted certain investment restrictions as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, pursuant to the Fund's Statement of Preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy. The Fund's investment restrictions are more fully discussed under "Investment Restrictions" in the SAI

         Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

         If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies -- Loans of Portfolio Securities" in the SAI.

         Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

         Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long term capital gains portion of distributions to shareholders.

         The portfolio turnover rate of the Fund since it commenced operations on November 28, 2003 was 0.4%. The Fund anticipates that its portfolio turnover rate will generally not exceed 100%.

         Further information on the investment objective and policies of the Fund are set forth in the SAI.


                     RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should consider the following risk factors and special considerations associated with investing in the Fund.

Special Risks of the Notes

         There are a number of risks associated with an investment in the Notes.

         The market value for the Notes will be influenced by changes in interest rates, the perceived credit quality of the Notes and other factors.

         The credit rating on the Notes could be reduced or withdrawn while an investor holds Notes, and the credit rating does not eliminate or mitigate the risks of investing in the Notes. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Notes.

         Interest Rate Risk. The Notes are fixed income securities. The primary risk associated with fixed income securities is interest rate risk. A decrease in interest rates will generally result in an increase in the value of a fixed income security, while increases in interest rates will generally result in a decline in its value. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset. Further, while longer term fixed rate securities may pay higher interest rates than shorter term securities, longer term fixed rate securities tend to be more sensitive to interest rate changes and, accordingly, tend to experience larger changes in value as a result of interest rate changes. Market interest rates are currently significantly below historical average rates, which may increase the risk that these rates will rise in the future.

         Redemption Risk. The Fund may redeem the Notes prior to maturity under certain circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate of return than that of the Notes.

         The value of the Fund's investment portfolio may decline, reducing the asset coverage for the Notes. Further, if an issuer of a common stock in which the Fund invests experiences financial difficulties or if an issuer's preferred stock or debt security is downgraded or defaults or if an issuer in which the Fund invests is affected by other adverse market factors, there may be a negative impact on the income and/or asset value of the Fund's investment portfolio. In such circumstances, the Fund may be forced to redeem the Notes prior to their maturity.

         Although unlikely, precipitous declines in the value of the Fund's assets could result in the Fund having insufficient assets to redeem all of the Notes for the full redemption price.

         Illiquidity Risk. An investment in the Notes may be illiquid. There will not be any public market for the Notes, nor will the Notes be listed on an exchange.

         Leverage Risk. The Fund intends to use financial leverage for investment purposes by issuing senior securities representing indebtedness. It is currently anticipated that, taking into account the Notes being offered in this prospectus, the amount of leverage will represent approximately [__]% of the Fund's managed assets (as defined below). The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the Notes. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make dividend payments on the preferred shares or interest payments on the Notes, or to redeem preferred shares or Notes, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share dividend payments and such a failure to pay interest or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Taxation."

         Restrictions on Interest and Other Distributions. Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its senior securities (including the Notes) to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements. See "Taxation" in the SAI.

Limited Operating History

         The Fund is a non-diversified, closed-end management investment company with a limited operating history.

Common Stock Dividend Policy Risk

         The Fund has adopted a policy, which may be changed at ant time by the Board of Trustees, of paying a dividend on its common shares of $.30 per quarter, which is equal to an annual rate of 6% of the original issue price of the common shares. In the event investment returns do not provide sufficient amounts to fund such distributions, the Fund may be required to return capital as part of such distribution, which may have the effect of decreasing the asset coverage with respect to the Fund's Notes and any other outstanding senior security. The Fund made its first dividend payment on March 25, 2004, a portion of which may constitute a return of capital.

Value Investing Risk

         The Fund focuses its investments on dividend-paying common and preferred stocks that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

         The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund has in the past conducted and intends to conduct its operations so as to qualify as a "regulated investment company," or RIC, for purposes of the Code, which will relieve it of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a "regulated investment company," among other requirements, the Fund will limit its investments so that, with certain exceptions, at the close of each quarter of the taxable year:

         o not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same, similar or related trades or businesses; and

         o at least 50% of the market value of the Fund's assets will be represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not more than 10% of the outstanding voting securities of such issuer.

         As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Industry Concentration Risk

         The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund chose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances the Fund's investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Illiquid Securities

         The Fund has no limit on the amount of its assets it may invest in unregistered and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund's proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund's inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Foreign Securities Risk

         The Fund may invest up to 35% of its total assets in the securities of foreign issuers. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

         There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities. The Fund does not have an independent limit on the amount of its assets that it may invest in the securities of foreign issuers.

         The Fund also may purchase sponsored American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Lower Grade Securities

         The Fund may invest up to 10% of its total assets in nonconvertible preferred stock or debt securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as "junk bonds," generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

         o    greater volatility;

         o    greater credit risk and risk of default;

         o potentially greater sensitivity to general economic or industry conditions;

         o    potential lack of attractive resale opportunities (illiquidity);
              and

         o    additional expenses to seek recovery from issuers who default.

         In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

         Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition.

         As a part of its investments in lower grade fixed-income securities, the Fund may invest in the securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers' securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

         For a further description of lower grade securities and the risks associated therewith, see "Investment Objective and Policies -- Certain Investment Practices -- Lower Grade Securities". For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Special Risks of Derivative Transactions

         Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

         o dependence on the Investment Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets;

         o imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged;

         o the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

         o the possible absence of a liquid secondary market for any particular instrument at any time;

         o the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

         o the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

         o    the creditworthiness of counterparties.

         Futures Transactions. The Fund may invest without limit in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

         o no assurance that futures contracts or options on futures can be offset at favorable prices;

         o possible reduction of the return of the Fund due to the use of hedging;

         o possible reduction in value of both the securities hedged and the hedging instrument;

         o possible lack of liquidity due to daily limits or price fluctuations;

         o imperfect correlation between the contracts and the securities being hedged; and

         o losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

         Forward Currency Exchange Contracts. There is no independent limit on the Fund's ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

         Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

         For a further description of such derivative investments, see "Investment Objective and Policies -- Additional Investment Practices" in the SAI.

Dependence on Key Personnel

         The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Current Developments

         As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Notes.

Anti-takeover Provisions

         The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-takeover Provisions of the Fund's Governing Documents.

Status as a Regulated Investment Company

         The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other federal income tax considerations.


                            HOW THE FUND MANAGES RISK

Investment Restrictions

          The Fund has adopted certain investment limitations, some of which are fundamental policies of the Fund, designed to limit investment risk and maintain portfolio diversification. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). The Fund may become subject to guidelines that are more limiting than its current investment restrictions in order to obtain and maintain ratings from [__] or [__] on the Notes.


                             MANAGEMENT OF THE FUND

General

         The Fund's Board of Trustees (who, with the Fund's officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory contract with the Fund, the Investment Adviser, under the supervision of the Fund's Board, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets. As used in this prospectus, net assets means the aggregate net asset value of the common shares (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the principal amount of any preferred shares). The Investment Adviser will not be entitled to compensation with respect to the assets of the Fund represented by the principal amount of the Fund's outstanding long-term debt, including the Notes.

The Investment Adviser

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of [__], 2004, the Investment Adviser acted as registered investment adviser to [__] management investment companies with aggregate net assets of $[__]billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $[__]billion as of [__]. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $[__] billion under management as of [__]. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $[__] billion under management as of [__]. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $[__] million under management as of [__].

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock of Gabelli Asset Management Inc.

Payment of Expenses

         The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the investment advisory agreement between the Fund and the Investment Adviser (the "Advisory Agreement"), including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value), as well as the fees of all trustees of the Fund who are affiliated with the Investment Adviser. The Fund pays all other expenses incurred in its operation including, among other things, offering expenses, expenses for legal and independent accountants' services, costs of printing proxies, share certificates and shareholder reports, charges of the custodian, the trustee, any subcustodian, auction agent, transfer agent(s) and dividend paying agent, expenses in connection with its respective automatic dividend reinvestment and voluntary cash purchase plan, Security and Exchange Commission fees, fees and expenses of unaffiliated directors, accounting and pricing costs, including costs of calculating the net asset value of the Fund, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

Selection of Securities Brokers

         The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

         Mario J. Gabelli currently leads the investment team responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Investment Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for a number of other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund. Over the past five years, Mr. Gabelli has served as Chairman of the Board and Chief Executive Officer of Gabelli Asset Management Inc.; Chief Investment Officer of GAMCO Investors, Inc.; Vice Chairman of the Board of Lynch Corporation, a diversified manufacturing company, and Vice Chairman of the Board and Chief Executive Officer of Lynch Interactive Corporation, a multimedia and communications services company.

         Barbara G. Marcin serves as a senior portfolio manager for the Fund. Ms. Marcin joined Gabelli Asset Management Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the portfolio manager of the Gabelli Blue Chip Value Fund. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee. Prior to joining Citibank, she worked at Fiduciary Trust Company for ten years as a portfolio manager and as an analyst in the Personal Financial Management Group at EF Hutton. Ms. Marcin received a M.B.A. from Harvard University and a B.A. from the University of Virginia.

Non-resident Trustees

         Karl Otto Pohl, Anthonie C. van Ekris and Mario d'Urso, trustees of the Fund, reside outside the United States and all or a significant portion of their assets are located outside the United States. None of these trustees has an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against either director in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against either trustee in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States.

Sub-Administrator

         The Investment Adviser has entered into a sub-administration agreement with PFPC Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

         The Securities and Exchange Commission, the New York Attorney General and officials of other states have been conducting inquiries into, and bringing enforcement and other proceedings regarding, trading abuses involving open-end investment companies. The Investment Adviser has received information requests from the Securities and Exchange Commission and a subpoena from the New York Attorney General in connection with these inquiries. The Investment Adviser and its affiliates have been complying with these requests and have been independently reviewing their mutual fund practices in a variety of areas. The Investment Adviser has not found any information that it believes would be material to the ability of the Investment Adviser to fulfill its obligations under the Advisory Agreement. More specifically, the Investment Adviser has not found any evidence of facilitating trading in the Gabelli mutual funds after the 4:00 p.m. pricing time or of improper short-term trading in these funds by its investment professionals or senior executives. The Investment Adviser has found that one investor, which had been engaged in short term trading in one of the Gabelli mutual funds (the prospectus of which did not at that time impose limits on short-term trading) and which had subsequently made an investment in a hedge fund managed by an affiliate of the Investment Adviser, was banned from the mutual fund several months after certain other investors were banned. The Investment Adviser believes that this relationship was not material to the Investment Adviser. Inasmuch as both the Investment Adviser's review of its mutual fund practices and the governmental probes of the mutual fund industry are ongoing, no assurance can be provided that additional facts will not come to light in the course of its review that may be material to the Investment Adviser or that the Investment Adviser will not become the subject of enforcement or other proceedings by the Securities and Exchange Commission or the New York Attorney General. In light of the current turmoil in the mutual fund industry arising from the late trading, improper market timing and employee trading problems, there can be no assurance that any such action could not have an adverse impact on the Investment Adviser or on its ability to fulfill its obligations under the Advisory Agreement.


                             PORTFOLIO TRANSACTIONS

         Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund's brokerage allocation practices, see "Portfolio Transactions" in the SAI.


                            DESCRIPTION OF THE NOTES

         The Fund offers by this prospectus in the aggregate a principal amount of $[__] million of the Fund's [__]% Senior Fixed-Rate Notes. The following is a brief description of the terms of the Notes. This description does not purport to be complete and is qualified by reference to the Fund's Indenture. For complete terms of the Notes, including definitions of terms used in this prospectus, please refer to the actual terms of the Notes, which are set forth in the Indenture.

General

         The Notes will be issued under the Indenture, dated as of [__], 2004, between the Fund and the Trustee, [__]. Under the Indenture, the Fund is authorized to issue up to an aggregate principal amount of [__] of Notes. The Notes will be issued as fully registered Global Securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC, without certificates, in denominations of $1,000 and integral multiples of $1,000. Beneficial interests in the Notes will be shown on, and transfers thereof will be affected only through, records maintained by DTC and its direct and indirect participants. Investors may elect to hold interests in the Notes through DTC if they are participants in the DTC system, or indirectly through organizations which are participants in the DTC system. No service charge will be made for any registration of transfer or exchange of Notes except any tax or other governmental charges that may be imposed in connection therewith.

          The Trustee will act as the Fund's paying agent and security registrar with respect to the Notes. So long as the Notes are issued in the form of Global Security, payments of principal, interest and premium, if any, will be made by the Fund through the paying agent to DTC. Payments by DTC participants to Investors will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of the DTC participant through which an Investor holds its Notes. See :General Information -- Book-Entry-Only Issuance" in the SAI.

         The Board of Trustees reserves the right to issue additional senior securities representing debt or senior securities that are stock from time to time, subject to the restrictions in the Indenture, the Fund's Governing Documents and the 1940 Act.

Interest

         The Notes will bear interest at an annual rate of [__]% (computed on the basis of a 360-day year consisting of twelve 30-day months) for a period of [__] years. The Notes will mature on [__], unless redeemed earlier by the Fund as provided herein. Interest on the Notes is payable quarterly in arrears on [__],[__],[__] and [__] in each year or, if such day is not a business day, the immediately succeeding business day, commencing on [__]. Interest on the Notes will accrue from the date on which such Notes are issued.

Deposit Securities Requirement

         The Fund will be obligated to deposit with the Trustee a specified amount of Deposit Securities, such as cash, U.S. Government obligations or short-term money market instruments not later than [__] days prior to each interest payment date, the maturity date and each redemption date. Such Deposit Securities in all cases shall have an initial combined value greater than or equal to the principal of, interest on and any premium payable with respect to the Notes to become due and payable on the applicable payment date, and shall mature prior to such date.

Ranking of the Notes

         The Notes will be the senior unsecured obligations of the Fund and will rank equally in right of payment with any other senior indebtedness issued by the Fund. The Notes will rank senior to any outstanding preferred and common shares of the Fund (the "Shares").

Asset Maintenance Requirements

         The Fund will be required to satisfy two separate asset maintenance requirements that are incorporated into the terms of the Indenture. The first of these requirements reflects the provisions of the 1940 Act with respect to asset coverage for senior securities representing indebtedness or preferred stock. The second of these requirements reflects the guidelines implemented by the Fund as a condition of obtaining a rating from [__] of "[__]" for the Notes. These requirements are summarized below.

         1940 Act Asset Coverage. The Fund will be required under the Indenture to determine whether it has as of the last business day of each [__],[__],[__] and [__] of each year, an "asset coverage" (as defined in the 1940 Act) of at least 300% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities representing indebtedness, including any outstanding Notes, and at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to the sum of all outstanding securities representing indebtedness, including any outstanding Notes, and all outstanding senior securities that are stock. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within [__] days the Fund may, and in certain circumstances will be required to, redeem a sufficient amount of Notes or other senior debt to satisfy such asset coverage. See " -- Redemption" below.

         If the Notes offered hereby had been issued and sold as of March 31, 2004, the asset coverage with respect to the Notes required under the 1940 Act (after giving effect to the deduction of the underwriting discounts and estimated offering expenses for such shares of $[__]), would have been computed as follows:

              value of Fund assets less liabilities not constituting senior securities ($[__]) / senior securities representing indebtedness ($[__]) expressed as a percentage = [__]%.

         Note Basic Maintenance Amount. The Fund will be required under the Indenture to maintain, on designated valuation dates for the Notes, portfolio holdings meeting specified guidelines of [__] as described in the SAI under "Rating Agency Guidelines" having a discounted value at least equal to the Note Basic Maintenance Amount as described in the Indenture. In the event the discounted value of the Fund's portfolio is less than the Note Basic Maintenance Amount on any such valuation date while any of the Notes is outstanding, the Fund may seek to alter the composition of its portfolio so that, on or before the [__] business day after such valuation date, the discounted value of the Fund's portfolio is at least equal to the Note Basic Maintenance Amount. In the event the Fund fails to, or is unable to restore the asset coverage required under the rating agency guidelines by the applicable cure date, such failure will constitute an event of default, which will result in, among other things, the mandatory redemption of all or some of the Notes. See "- Redemption."

         The "Note Basic Maintenance Amount" as of any date is defined as the dollar amount equal to (i) the sum of (a) 100% of the aggregate principal amount of the Notes then outstanding plus the sum of the liquidation preferences of any outstanding preferred shares; (b) an amount equal to (1) interest on the aggregate principal amount of the Notes then outstanding from the most recent date to which interest has been paid or duly provided for (or, in the event the Note Basic Maintenance Amount is calculated on the date prior to [__], then from the date from which interest first accrues) until but not including (1) the next interest payment date or (ii) if the number of days from the date on which the Note Basic Maintenance Amount is calculated until the next interest payment date is less than [__], all interest accrued on the Notes then outstanding and to accrue during the [__]days following the date of such calculation, plus (2) the total amounts of declared but unpaid dividends payable on any oustanding preferred shares; (c) the principal amount of any then outstanding indebtedness of the Fund for money borrowed (other than the Notes); and (d) the greater of [__] or the Fund's current liabilities as of such date to the extent not reflected in any of (a) through (c) above, less
(ii) the combined value of any Deposit Securities irrevocably deposited by the Fund for the payment thereof. The discounted value of the Fund's portfolio holdings as of any date means the quotient of the market value (as defined in the Indenture, and including accrued interest) of each such holding divided by the applicable discount factor. To the extent any security is not in compliance with the [__]investment guidelines described in the SAI under "Rating Agency Guidelines" will be excluded from the calculation of the discounted value of the Fund's portfolio holdings.

         The discount factors and guidelines for determining whether the value of the Fund's portfolio holdings equal the Note Basic Maintenance Amount are based upon criteria established in connection with the rating of the Notes. In determining discount factors, several factors are taken into consideration. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor), the frequency with which the relevant asset is marked to market, or (such as in the case of [__]) the credit characteristics of the issuer. In no event will the discounted value of any asset of the Fund exceed its unpaid principal balance or face amount as of the date of calculation. Under the Indenture, the discount factors to be applied to Fund assets, the Note Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Fund's portfolio and certain related definitions, methods of calculation and reporting requirements may be changed without the consent of the Noteholders, provided that, among other things, such changes will not impair the rating then assigned to the Notes.

Restrictive Covenants

         Under the 1940 Act and the Indenture, the Fund cannot declare dividends or other distributions in respect of its Shares or purchase any Shares if, at the time of such declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Notes, would be less than 300%, except that dividends or other distributions may be made to holders of any preferred shares issued by the Fund so long as the asset coverage with respect to the Fund's senior securities representing indebtedness is not less than 200%. Dividends or other distributions on and purchases of or tender offers for the Shares are further prohibited under the Indenture at any time payments of principal of or interest on the Notes are in default. The foregoing limitations on the payment of dividends and distributions may under certain circumstances impair the Fund's ability to maintain its qualification as a regulated investment company. See "Taxation."

         Pursuant to the guidelines implemented by the Fund in connection with the Fund's receipt of the rating for the Notes, the Indenture also contains covenants limiting the Fund's ability to incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed unless (i) the incurrence of such indebtedness would not result in a default in the performance or observance of the Fund's obligation to maintain the asset coverage required under the 1940 Act or otherwise cause the Fund not to be in compliance with
Section 18 of the 1940 Act and (ii) either (a) such indebtedness shall constitute certain bank borrowings (as defined in the Indenture) or (b) the Fund shall have received written confirmation from [___] that the incurrence of such indebtedness will not adversely affect the rating of the Notes if the Notes are then rated by [___].

         The guidelines implemented by the Fund in connection with the Fund's receipt of the rating for the Notes as set forth in the Indenture also prohibit the Fund from creating, incurring or suffering to exist, or agreeing to create, incur or suffer to exist, or consenting to cause to permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien or encumbrance of any kind upon any of its assets which are eligible for inclusion in the discounted value of its portfolio, except for those liens and encumbrances (i) the validity of which are being contested in good faith by appropriate proceedings, (ii) for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) to secure payment for services rendered by the Trustee, (iv) specifically permitted by the rating agency as reflected in the Indenture (v) with respect to which the Fund has received written confirmation from the relevant rating agency that the rating of the Notes will not be impaired thereby, and (vi) otherwise incurred in connection with borrowings made in accordance with the Fund's stated investment objective, policies and restrictions.

Merger and Consolidation

         Subject to the requirements of the 1940 Act and the Fund's Governing Documents, under the Indenture the Fund may consolidate with or merge with or into, or transfer its assets substantially as an entirety to, another corporation, limited partnership or business trust, provided that (i) the successor corporation or business trust (if other than the Fund) formed by or resulting from any such consolidation or merger, or the transferee of the Fund's assets, shall assume by a supplemental indenture payment of the principal of and interest on the Notes and the performance and observance of the Indenture, (ii) the Fund or such successor corporation or business trust or transferee shall not immediately before such transaction or thereafter be in default under the Indenture and (iii) the Fund shall have received written confirmation from [___] that such transaction will not adversely affect the rating of the Notes, if the Notes are then rated by [___].

Events of Default

         The following will be Events of Default under the Indenture: (i) failure to pay principal of any Note when due; (ii) default for five business days in the payment of interest on any Note; (iii) failure to make a required deposit of Deposit Securities when such deposit shall become due with respect to the payment of principal of or interest on the Notes; (iv) failure to maintain asset coverage with respect to senior securities representing indebtedness (as such terms are defined above) of at least 100% as of the last business day of each of 24 consecutive months; (v) failure to have, as of the last business day of any month, the asset coverage required under the 1940 Act, which failure is not cured by [__]; (vi) failure to maintain, on each valuation date, a discounted value for the Fund's portfolio equal to at least the Note Basic Maintenance Amount, which failure is not cured by [__]; (vii) default in the performance of any other covenant of the Fund under the Indenture (including the covenant to remain a closed-end non-diversified management investment company with the investment objectives stated herein) which has continued for 60 days after written notice as provided in the Indenture; (viii) default under any instrument under which the Fund has issued indebtedness or by which there may be secured or evidenced any indebtedness of or guaranteed by the Fund, the effect of which is to cause or permit the holders thereof to cause the acceleration of the maturity thereof, provided that such default or defaults related to indebtedness with an aggregate principal amount of at least $[__] and have continued for 60 days after written notice as provided in the Indenture; (ix) the making by the Internal Revenue Service of a final determination that the Fund does not qualify for any taxable year as a "regulated investment company" (as defined in the Internal Revenue Code); (x) certain events of bankruptcy, insolvency or reorganization (including the conversion of the Fund to an from a closed-end to an open-end investment company); and (xi) the existence for 60 days of unsatisfied final judgments against the Fund in an aggregate amount in excess of $[___]. For the purpose of determining the occurrence of an Event of Default of the type specified in clause (v) or (vi) above, no such Event of Default will be deemed to have occurred if, within the prescribed cure period, the Fund has notified the Trustee to call Notes (or other senior debt securities) for redemption and certified to the Trustee that such redemption, alone or together with other action taken by the Fund, would cause the Fund to have the requisite asset coverage as of the relevant cure date.

         If an Event of Default specified in any of the clauses (vii), (viii), or (xi) above occurs and is continuing, the Trustee of the registered holders of at least 25% in principal amount of the outstanding Notes may declare the Notes due and payable as provided below. If an Event of Default specified in any of clauses (i) through (vi) or (ix) occurs, then in every such case the Trustee shall, immediately after the Trustee has knowledge of such Event of Default, declare the Notes (or in the case of an Event of Default of the type specified in clause (v) or (vi), such portion of the Notes as shall be required under the Indenture to be redeemed) to be due and payable as provided below.

         In the event of a mandatory partial redemption of Notes following an Event of Default specified in clause (v) of (vi), the payment of principal of and interest on the Notes due as a result of such mandatory partial redemption shall be due within 45 days after the date on which such Event of Default occurs. In the event of an acceleration in the maturity of Notes following an Event of Default specified in any of the other clauses above other than clause
(x), the principal of and interest on such Notes shall be due and payable on the 30th day (or, if such day is not a business day, the next succeeding business day) following the date of the declaration of such acceleration pursuant to notice to the Fund. If an Event of Default specified in clause (x) occurs, the Notes shall become due and payable immediately without any declaration or other act on the part of the Trustee or any registered holder of the Notes.

         The registered holders of a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee when exercising any trust or power conferred on the Trustee, provided that such direction shall not conflict with any rule of law or the Indenture. Subject to the duty of the Trustee during a default on the Notes to act with the required standard of care before proceeding to exercise any right or power under the Indenture at the direction of the registered holders of the Notes, the Trustee shall be entitled to receive from them reasonable security or indemnity against the costs, expenses and liabilities that it may incur in complying with any such direction. Generally, at any time after a declaration of acceleration with respect to the Notes has been made, but before a judgment or decree based on acceleration has been obtained, the registered holder of a majority in principal amount of the outstanding Notes may rescind and annul such declaration, except that the consent of the holder of 100% in principal amount of the outstanding Notes is required to annul a mandatory acceleration pursuant to any of clauses (i) through (vi), (ix) or (x) above.

         The Fund will be required to furnish annually to the Trustee a statement as to the fulfillment by the Fund of all of the Fund's obligations under the Indenture. The Fund will also be required to furnish the Trustee with statements of compliance with the asset coverage required under the 1940 Act on a [__] basis and statements of compliance with the requirement to maintain a discounted portfolio value at least equal to the Note Basic Maintenance Amount on a [_] basis.

Redemption

         Except as described below, the Notes will not be redeemable by the Fund prior to maturity.

         The Fund may elect at any time to redeem such amount of the Notes as will enable the Fund to maintain asset coverage required under the 1940 Act or the Note Basic Maintenance Amount with respect to the Notes, or to enable the Fund to maintain its qualification for treatment as a regulated investment company for federal income tax purposes. The Notes are also subject to mandatory redemption in whole or in part upon the occurrence of certain Events of Default. See " - Events of Default."

         The principal amount of Notes that will be redeemed in the case of an Event of Default described in clause (v) or (vi) under " -- Events of Default" will equal the minimum amount of Notes, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the Notes. In the event that Notes are redeemed due to a failure to satisfy the asset coverage required under the 1940 Act and an event of default has not occurred, the Fund may, but is not required to, redeem a sufficient amount of Notes so that the Fund's assets exceed the 1940 Act asset coverage after the redemption by 10% (that is, 330% asset coverage). In the event that Notes are redeemed due to a failure to satisfy the Note Basic Maintenance Amount and an event of default has not occurred, the Fund may, but is not required to, redeem a sufficient amount of Notes so that the Fund's discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the Note Basic Maintenance Amount by up to 10% (that is, 110% Note Basic Maintenance Amount). All redemptions of Notes by the Fund (other than make-whole redemptions as described below) will be at a price equal to 100% of principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the date of redemption.

         Make-Whole Redemption. The Fund also may redeem the Notes at any time, in whole or in part, at a "make-whole" redemption price equal to the greater of:

             (1) 100% of the principal amount of the Notes being redeemed; and

             (2) the sum of the present values of the remaining scheduled payments of the principal and interest (other than interest accruing to the date of redemption) on the Notes being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to [__].

         In the case of any make-whole redemption, the Fund will pay accrued interest on the principal amount of the Notes being redeemed to the redemption date.

         Redemption Procedures. If the Fund elects to redeem less than all of the Notes, then the Trustee shall select the Notes to be redeemed pro rata or by lot or by any other method that the Trustee considers fair and appropriate.

         Notice of any redemption will be mailed at least [__] days but not more than [__] days before the date of redemption to each holder of Notes to be redeemed. The notice of redemption will state, among other things, the quantity of Notes to be redeemed (which may be expressed as a percentage of the Notes held on the applicable record date), the redemption date and the redemption price.

         If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the Notes to be redeemed on any redemption date, the Fund will redeem on such redemption date that quantity of Notes for which it has legally available funds, or is otherwise able to redeem, from the holders whose Notes (or other senior debt securities) are to be redeemed ratably on the basis of the principal amount to be redeemed, and the remainder of those Notes (and other senior debt securities) to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such Notes (or other senior debt securities) upon written notice of redemption.

         Unless the Fund defaults in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes or the portions thereof called for redemption.

Modification and Waiver of the Indenture

         The Fund and the Trustee may supplement, amend or waive any provision of the Indenture with the consent of the registered holders of a majority in aggregate principal amount of the outstanding Notes, provided that no such supplement, amendment or waiver may, without the consent of 100% of the aggregate principal amount of the Notes outstanding: (i) reduce the principal amount of Notes whose registered holders must consent to an amendment, supplement or waiver; (ii) reduce the rate or change the method of calculation, or change the time of payment of interest on any Note; (iii) reduce the principal of or change the fixed maturity of any Notes or make any Notes payable in money other than that stated in the Notes; (iv) waive an Event of Default of the type specified above in any of clauses (i) through (vi), (ix) or (x) under " -- Events of Default"; (v) reduce the percentage of outstanding Notes necessary to waive any default or Event of Default or make any changes in or modify the foregoing provisions; or (vi) effect any other amendment adversely affecting the rating of the Notes (if then rated). Without the consent of any Noteholder, the Fund and the Trustee may amend or supplement the Indenture: (1) to evidence the succession of another person to the Fund as obligor on the Notes in accordance with the Indenture; (2) to provide for certificated in addition to uncertificated Notes; (3) to add to the covenants of the Fund for the benefit of the Noteholders or to surrender any right or power conferred upon the Fund; (4) to cure any ambiguity in, to correct or supplement any provision that may be defective or inconsistent with any other provision or to make any other provisions with respect to matters or questions arising under the Indenture which are not inconsistent with the provisions of the Indenture, provided that such action will not adversely affect the interests of the Noteholders; and (5) to include provisions required or permitted by the Trust Indenture Act of 1939 or the 1940 Act. In addition, the Indenture may be modified or amended by the Fund and the Trustee, without the consent of any Noteholder, to provide for an alternative method of valuation of the Fund's assets in connection with the determination of compliance with the Note Basic Maintenance Amount coverage requirement described above and, in such connection and otherwise, the Fund and the Trustee may adopt amendments to or changes in the methods of calculation or definitions of certain terms relating thereto, provided that such amendment or change will not impair the rating then assigned to the Notes.

Limitation on Issuance of Senior Securities

         So long as the Fund has senior debt securities outstanding, subject to receipt of approval from the rating agencies of each series of senior debt security outstanding, and subject to compliance with the Fund's investment objective, policies and restrictions, the Fund may issue and sell of one or more other series of senior securities, provided that the Fund will, immediately after giving effect to the issuance of such additional senior securities and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of senior securities to be redeemed out of such proceeds) have an "asset coverage" for all senior securities representing indebtedness outstanding of at least 300% and an "asset coverage" for all senior securities of the Fund of at least 200% of the sum of the principal amount of all preferred shares and senior securities representing indebtedness of the Fund then outstanding and no such additional senior debt will have any preference or priority over any other senior debt nor will any such preferred shares have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or interest.

Satisfaction and Discharge of the Indenture

         The Indenture will be discharged and cancelled if all the Notes have become due and payable in full or have been called for redemption under arrangements satisfactory to the Trustee, and the Fund irrevocably deposits in trust with the Trustee, Deposit Securities sufficient for such payment or redemption.

Book-Entry

         The Depository Trust Company (or DTC), New York, NY, will act as securities depository for the notes. The notes will be issued as fully registered Global Securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC.

      Beneficial interests in the notes will be shown on, and transfers thereof will be affected only through, records maintained by DTC and its direct and indirect participants. Investors may elect to hold interests in the notes through DTC if they are participants in the DTC system, or indirectly through organizations which are participants in the DTC system. See :General Information -- Book-Entry-Only Issuance" in the SAI.


               DESCRIPTION OF CAPITAL SHARES AND OTHER SECURITIES

Common Shares

         The Fund is a statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of August 20, 2003. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions quarterly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

         The common shares are listed and traded on the NYSE under the symbol "GDV." The average weekly trading volume of the common shares on the NYSE for the period commencing November 25, 2003 and ending [__]was [__] shares. The Fund's common shares have traded in the market at both a premium to and a discount from net asset value.

         The Fund is authorized, subject to maintaining required asset coverage on its preferred shares, to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more (or such other percentage as the Fund's Board of Trustees may determine from time to time) from net asset value.

         Shareholders whose common shares are registered in their own name will have all distributions reinvested pursuant to the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan. For a more detailed discussion of the Fund's reinvestment plan, see "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

         The Fund has a policy, which may be modified at any time by its Board of Trustees, of paying quarterly distributions on its common shares. The Fund has adopted a policy, which may be changed at any time by the Board of Trustees, of paying distributions on each share of $.30 per quarter, which is equal to an annual rate of 6% of the offering price per common share. This policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund will distribute substantially all of its investment company taxable income and net capital gains.

         The Fund may retain for reinvestment, and pay the resulting federal income taxes on, its net capital gain, if any, although, as previously mentioned, the Fund intends to distribute substantially all of its net capital gain each year. In the event that the Fund's investment company taxable income and net capital gains exceed the total of the Fund's quarterly distributions and the amount of distributions on any preferred shares issued by the Fund, the Fund intends to pay such excess once a year. If, for any calendar year, the total quarterly distributions and the amount of distributions on any preferred shares issued by the Fund exceed investment company taxable income and net capital gain, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her shares. Any distributions to the holders of common or preferred shares which constitute tax-free return of capital will reduce a shareholder's tax basis in such common or preferred shares, thereby increasing such shareholder's potential gain or reducing his or her potential loss on the sale of the common or preferred shares. Any amounts distributed to a common or preferred shareholder in excess of the basis in the common or preferred shares will generally be taxable to the shareholder as capital gain. See "Taxation."

         In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio as the Fund's fixed expenses will become a larger percentage of the Fund's average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

         The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, is covered by an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., quarterly or semi-annually, but in no event more frequently than monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a fixed dollar amount. The Fund's current policy is to make quarterly distributions to holders of its common shares. The exemption also permits the Fund to make such distributions with respect to its preferred shares, if any, in accordance with such shares' terms.

         The following table shows the number of shares authorized, their classification and the shares outstanding for each class of authorized shares of the Fund as of March 31, 2004.


                                                       Amount Held by Company or
Title of Class               Amount Authorized            for its Own Account          Amount Outstanding*

Common Shares                    Unlimited                        None                         [_]
                           ------------------------    ---------------------------   ----------------------
Preferred Shares                 Unlimited                        None                         [_]
                           ------------------------    ---------------------------   ----------------------
Senior Long-term Debt               $[ ]                          None                          0
                           ------------------------    ---------------------------   ----------------------

*     Does not include the Notes being offered pursuant to this prospectus



                                    TAXATION

         The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

         The Fund has elected to be treated and has qualified as, and intends to continue to qualify as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and
(iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Noteholders

         Noteholders will be required to include payments of interest on the Notes in their gross income in accordance with their method of accounting for federal income tax purposes.

         Any gain from the disposition of the Notes will be treated as capital gain for Noteholders who hold the Notes as capital assets and as long-term capital gain if the Notes have been held for more than one year as of the date of disposition. However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount. A Noteholder who acquires a Notes at a market discount (i.e., at a price less than the principal amount), such as a subsequent purchaser of the Notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the Note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made include such discount in income on a current basis. A Noteholder who acquires a Note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continued to purchase or carry the Note until the Noteholder disposes of the Note. In addition, interest paid or accrued in connection with purchase of a Note may be subject to the limitations on deducting investment interest. These rules may have an effect on the price that can be obtained upon the sale of a Note.

         Amounts received upon a redemption of the Notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the Notes as of the date of redemption.

         The Fund will be required to withhold 20% of payments made to a Noteholder other than a corporation or other exempt Noteholder if the Noteholder has not provided a correct taxpayer identification number and certain required certifications to the Fund or if the Secretary of the Treasury notifies the Fund that the Noteholder has not reported all interest and dividend income required to be shown on the Noteholder's federal income tax return or is otherwise subject to such withholding. Any amounts so withheld may be credited against federal income taxes owed by the Noteholder.

         Additional state, local and foreign taxes may apply depending on the particular situation of each holder of Notes. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Notes.

         Different tax treatment and consequences will apply to holders of the Fund's common and preferred shares. For a discussion on the taxation of such shareholders see "Taxation - Taxation of Shareholders" in the SAI.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND AND ITS SHAREHOLDERS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION THAT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, LOCAL INCOME OR OTHER TAXES.


           ANTI-TAKEOVER PROVISIONS OF THE FUND'S GOVERNING DOCUMENTS

         The Fund presently has provisions in its Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case:

         o the ability of other entities or persons to acquire control of the Fund;

         o    the Fund's freedom to engage in certain transactions; or

         o the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management.

         These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Management of the Fund -- Trustees and Officers" in the SAI. A trustee of the Fund may be removed with cause by a majority of the remaining trustees and, without cause, by two-thirds of the remaining trustees or by two-thirds of the votes entitled to be cast for the election of such trustees.

         In addition, the affirmative vote of the holders of 75% of the outstanding voting shares (in addition to any required class votes) apply to mergers into or a sale of all or substantially all of the Fund's assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

         o merger or consolidation of the Fund with or into any other entity;

         o issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

         o sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

         o sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

         o the purchase of the Fund's common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The trustees have authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

         The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

         The Governing Documents of the Fund are on file with the Securities and Exchange Commission. For the full text of these provisions see "Additional Information."


                              CUSTODIAN AND TRUSTEE

         [State Street Bank and Trust Company (the "Custodian"), located at 150 Royall Street, Canton, MA 02021,] serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

         [__] will be the Trustee under the Indenture. The Trustee will serve as the Fund's paying agent and security registrar. The holders of a majority in principal amount of all outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for exercising any remedy or power available to the Trustee.

         In case of an Event of Default occurs (and is not cured), the Trustee will be required to use the degree of care of a prudent man in the conduct of his own affairs in the exercise of its powers. Subject to such provisions and subject to the obligation of the Trustee to declare the Notes immediately due and payable promptly after having knowledge of certain Events of Default, as described above under "Description of the Notes - Events of Default," the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request of any of the holders of the Notes, unless they have offered to the Trustee security and indemnity satisfactory to it.

                                  UNDERWRITING

                                     [    ]

                                  LEGAL MATTERS

         Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares, and by [__], New York, New York, counsel to the underwriters. [__] may rely on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to matters of Delaware law.


                                     EXPERTS

         The audited financial statements of the Fund as of December 31, 2003 have been incorporated by reference into the SAI in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. The report of PricewaterhouseCoopers LLP is incorporated by reference into the SAI. PricewaterhouseCoopers LLP is located at 1177 Avenue of the Americas, New York, New York 10036.


                             ADDITIONAL INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

         The Fund expects the common shares to be listed on the New York Stock Exchange, subject to notice of issuance, under the symbol "GDV." Reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund will be available for inspection at the New York Stock Exchange, 20 Broad Street, New York, New York 10005, as the case may be.

         This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Security and Exchange Commission's web site (http://www.sec.gov).


                         PRIVACY PRINCIPLES OF THE FUND

         The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors and Special Considerations" and elsewhere in this prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

                            TABLE OF CONTENTS OF SAI

         An SAI dated as of [__], has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at
(800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

                                                                           PAGE

THE FUND ..............................................................     B-3
INVESTMENT OBJECTIVE AND POLICIES .....................................     B-3
INVESTMENT RESTRICTIONS................................................    B-11
MANAGEMENT OF THE FUND.................................................    B-12
PORTFOLIO TRANSACTIONS ................................................    B-18
PORTFOLIO TURNOVER ....................................................    B-19
TAXATION ..............................................................    B-19
AUTOMATIC DIVIDEND REINVESTMENT AND
VOLUNTARY CASH PURCHASE PLAN...........................................    B-24
ADDITIONAL INFORMATION CONCERNING THE NOTES ...........................    B-25
 [__] GUIDELINES ......................................................    B-26
NET ASSET VALUE........................................................    B-28
BENEFICIAL OWNERS......................................................    B-28
GENERAL INFORMATION....................................................    B-29
FINANCIAL STATEMENTS...................................................    B-31
GLOSSARY...............................................................    B-32


         No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

                                                                     APPENDIX A


                             CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

------------ -------------------------------------------------------------------
Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
------------ -------------------------------------------------------------------
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.
------------ -------------------------------------------------------------------
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
------------ -------------------------------------------------------------------
Baa Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
------------ -------------------------------------------------------------------
Ba           Bonds that are rated Ba are judged to have speculative elements;
             their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
------------ -------------------------------------------------------------------
B Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody's applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.
------------ -------------------------------------------------------------------
Caa Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.
------------ -------------------------------------------------------------------
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
------------ -------------------------------------------------------------------
C Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
------------ -------------------------------------------------------------------

STANDARD & POOR'S RATINGS SERVICES

------------ -------------------------------------------------------------------
AAA This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.
------------ -------------------------------------------------------------------
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.
------------ -------------------------------------------------------------------
A Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
------------ -------------------------------------------------------------------
BBB This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
------------ -------------------------------------------------------------------

Speculative Grade

         Debt rated BB, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C 1 is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

         In July 1994, S&P initiated an "r" symbol to its ratings. The "r" symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

         AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

         "NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                 [Gabelli Logo]



                                     $ [__]

                      THE GABELLI DIVIDEND & INCOME TRUST

                            % Senior Notes due [__]










                            -----------------------
                                   PROSPECTUS
                            -----------------------






                                      [ ]
                            Gabelli & Company, Inc.

                                  Dated [__],

===============================================================================
The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
===============================================================================


                      THE GABELLI DIVIDEND & INCOME TRUST

                           __________________________


                       STATEMENT OF ADDITIONAL INFORMATION

         The Gabelli Dividend & Income Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks to provide a high level of total return on its assets with an emphasis on interest and income. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of its assets will consist of dividend paying equity securities.

         This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated [__], 2004 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 800-GABELLI (800-422-3554) or (914) 921-5070. This SAI incorporates by reference the entire Prospectus.

         The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

         This Statement of Additional Information is dated [__], 2004.

                                TABLE OF CONTENTS

                                                                           Page

THE FUND.....................................................................3
INVESTMENT OBJECTIVE AND POLICIES............................................3
INVESTMENT RESTRICTIONS.....................................................11
MANAGEMENT OF THE FUND......................................................12
PORTFOLIO TRANSACTIONS......................................................18
PORTFOLIO TURNOVER..........................................................19
TAXATION....................................................................19
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN............24
ADDITIONAL INFORMATION CONCERNING THE NOTES.........Error! Bookmark not defined
[__] GUIDELINES.............................................................25
NET ASSET VALUE.............................................................25
BENEFICIAL OWNERS...........................................................26
GENERAL INFORMATION...........................................................
FINANCIAL STATEMENTS........................................................29
GLOSSARY............................................Error! Bookmark not defined

         The Prospectus and this SAI omit certain information contained in the registration statement filed with the SEC, Washington D.C. The registration statement may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge. This Statement of Additional Information is dated [__].

                                    THE FUND

         The Gabelli Dividend & Income Trust is a recently organized closed-end non-diversified management investment company organized under the laws of the State of Delaware. The Fund's investment operations commenced on November 28, 2003. The Fund's common shares are listed on the New York Stock Exchange under the symbol "GDV."


                        INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

         The objective of the Fund is to provide a high level of total return on its assets with an emphasis on interest and income. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in dividend paying or other income producing securities. In addition, under normal market conditions, at least 50% of the Fund's assets will consist of dividend paying equity securities. In making stock selections, the Fund's Investment Adviser (as hereinafter defined) looks for securities that have a superior yield, as well as capital gains potential.

Additional Investment Policies

         Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund my purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund's total assets.

         A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

         A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

         A call option is "covered" if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

         An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

         Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

         The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

         Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in over-the-counter ("OTC") markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above and in the Prospectus. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

         As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

         Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

         A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

         No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accrued balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

         Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

         In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940 (the "1940 Act"), an amount of cash, U.S. government securities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash, U.S. government securities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

         Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

         The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

         Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

         The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions.

         Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

         Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts
(i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. government securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

         The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

         In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

         The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

         Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company's expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund's common shares will be subject to duplicative investment expenses.

         Warrants and Rights. The Fund may invest without limit in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund's portfolio.

         Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgage or asset-backed securities constituting a substantial part of its investment portfolio.

         The Investment Adviser is Not Registered as a Commodity Pool Operator. The Investment Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

         Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

         Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

         Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (v) lesser trading volume.

         Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

         Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements.

         A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board of Trustees will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


                             INVESTMENT RESTRICTIONS

         The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class. In the event the Fund were to issue any preferred shares, the approval of a majority of such shares (as defined under the 1940 Act) voting as a separate class would also be required. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

         (1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

         (2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

         (3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

         (4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

         (5)   borrow money, except to the extent permitted by applicable law;

         (6) issue senior securities, except to the extent permitted by applicable law; or

         (7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Investment Adviser.

         The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by a "+".

TRUSTEES

                                                                                  Number of
    Name (and Age),                                                             Portfolios in
  Position with the       Term of Office                                        Fund Complex           Other
     Fund and             and Length of       Principal Occupation During        Overseen by      Directorships Held
  Business Address(1)     Time Served(2)           Past Five Years                 Trustee            by Trustee
---------------------     --------------   ----------------------------------   --------------   -------------------------
INTERESTED
----------
TRUSTEES:
---------
+Mario J. Gabelli (61)    Since 2003*      Chairman of the Board, Chief               24          Director of Morgan
Trustee and Chief                          Executive Officer of Gabelli                           Group Holdings,
Investment Officer                         Asset Management Inc. and Chief                        Inc. (holding
                                           Investment Officer of the                              company); Vice
                                           Investment Adviser and GAMCO                           Chairman of Lynch
                                           Investors, Inc; Director/Trustee                       Corporation
                                           and Chief Investment Officer of                        (diversified
                                           other registered investment                            manufacturing
                                           companies in the Gabelli fund                          company).
                                           complex. Vice Chairman and CEO
                                           of Lynch Interactive Corporation
                                           (multimedia and services)

+Karl Otto Pohl (74)      Since 2003***    Member of the Shareholder                  33          Director of
Trustee                                    Committee of Sal. Oppenheim Jr.                        Gabelli Asset
                                           & Cie, Zurich (private                                 Management Inc.;
                                           investment bank); Former                               Chairman,
                                           President of the Deutsche                              InCentive Capital
                                           Bundesbank and Chairman of its                         and Incentive
                                           Central Bank Council from 1980                         Asset Management
                                           through 1991; Director/Trustee                         (Zurich); Director
                                           of other registered investment                         at Sal Oppenheim
                                           companies in the Gabelli fund                          Jr. & Cie, Zurich
                                           complex.                                               (banking)

+Edward T. Tokar  (56)    Since 2003***    Chief Executive Officer of                 1           Trustee of LEVCO
Trustee                                    Allied Capital Management LLC,                         Series Trust;
                                           since 1997; Vice President of                          Trustee of DB
                                           Honeywell International Inc. [(  )],                   Hedge Strategies
                                           since 1997.                                            Fund LLC;
                                                                                                  Director, the
                                                                                                  Topiary Benefit
                                                                                                  Plan Investor Fund
                                                                                                  LLC

DISINTERESTED
-------------
TRUSTEES:
---------
Anthony J. Colavita       Since 2003**     President and Attorney at law in           35          --
(68) Trustee                               the law firm of Anthony J.
                                           Colavita, P.C. since 1961;
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

James P. Conn (65)        Since 2003***    Former Managing Director and               12          Director of
Trustee                                    Chief Investment Officer of                            LaQuinta Corp.
                                           Financial Security Assurance                           (hotels) and First
                                           Holdings Ltd., 1992-1998;                              Republic Bank
                                           Director/Trustee of other
                                           registered investment companies
                                           in the Gabelli fund complex.

Mario d'Urso (63)         Since 2003*      Chairman of Mittel Capital                 1           Director of SJPC,
Trustee                                    Markets S.p.A, since 2001;                             London (financial
                                           Senator in the Italian                                 services)
                                           Parliament, 1996-2001.

Frank J. Fahrenkopf,      Since 2003**     President and CEO of the                   4           Director of First
Jr. (64) Trustee                           American Gaming Association                            Republic Bank
                                           since June 1995; Partner in the law
                                           firm of Hogan & Hartson; Co-Chairman
                                           of the Commission on Presidential
                                           Debates; Former Chairman of the
                                           Republican National Committee;
                                           Director/Trustee of other registered
                                           investment companies in the Gabelli
                                           fund complex.

Michael J. Melarkey       Since 2003*      Attorney at law in the law firm            1           __
(53) Trustee                               of Avansino, Melarkey, Knobel &
                                           Mulligan.

Salvatore M. Salibello    Since 2003***    Certified Public Accountant with           1           __
(58) Trustee                               the accounting firm Salibello &
                                           Broder, since 1978.

Anthonie C. van Ekris     Since 2003**     Managing Director of BALMAC                20          Director of Aurado
(69) Trustee                               International, Inc. (commodities)                      Energy (oil and
                                                                                                  gas operations)

Salvatore J. Zizza (58)   Since 2003**     Chairman of Hallmark Electrical            11          Director of Hollis
Trustee                                    Supplies Corp.; Former Executive                       Eden
                                           Vice President of FMG Group (a                         Pharmaceuticals
                                           healthcare provider).                                  and Earl Scheib,
                                                                                                  Inc. [(   )]



DIRECTORS

Name (and Age), Position with               Term of Office and
the Fund and Business Address(1)            Length of Time Served       Principal Occupation During Past Five Years
---------------------------------           ---------------------       -------------------------------------------

Bruce N. Alpert (52)                              Since 2003            Executive Vice President and Chief Operating
                                                                        President Officer of the Investment Adviser
                                                                        since 1988; Director and President of
                                                                        Gabelli Advisers, Inc.; Officer of all
                                                                        other registered investment companies in
                                                                        the Gabelli fund complex.

James E. McKee (40)                               Since 2003            Vice President, General Counsel  and
Secretary                                                               Secretary of Gabelli Asset Management Inc.
                                                                        (since 1999) and of GAMCO Investors, Inc.
                                                                        (since 1993); Secretary of all of the
                                                                        registered investment companies in the
                                                                        Gabelli fund complex.

Richard C. Sell, Jr. (53 )                        Since 2003            Vice President, Controller of Gabelli &
Treasurer                                                               Company, Inc. since 1998.

Carter W. Austin (36)                             Since 2003            Vice President of the Gabelli Equity Trust
Vice President                                                          since 2000.  Vice President of the
                                                                        Investment Adviser since 1996.

Matthew A. Hultquist (24)                         Since 2003            Vice President of Gabelli Asset Management
Vice President and Ombudsman                                            Company since 2001 and Vice President of The
                                                                        Gabelli Equity Trust since [__].

_____________________

+    "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario
Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Investment Adviser. Mr.
Gabelli is also a registered representative of an affiliated broker-dealer. Mr. Pohl is an "interested person" of the \ Fund as a result of his role as a director of the parent company of the Investment Adviser. Mr. Tokar is an "interested person" of the Fund as a result of his son's employment by an affiliate of the Investment Adviser.
(1)  Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2) The Fund's Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

     * Term expires at the Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     ** Term expires at the Fund's 2005 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
     *** Term expires at the Fund's 2006 Annual Meeting of Shareholders and until their successors are duly elected and qualified.


         The Board of Trustees of the Fund is divided into three classes, each class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, the initial terms of the Fund's trustees will be as follows: the terms of Messrs. Mario J. Gabelli, Michael J. Melarkey and Mario d'Urso as trustees of the Fund expire in 2004; the terms of Messrs. Frank J. Fahrenkopf, Jr., Salvatore J. Zizza, Anthonie C. van Ekris, and Anthony J. Colavita as trustees of the Fund expire in 2005; and the terms of Messrs. James P. Conn, Karl Otto Pohl, Edward
T. Tokar, and Salvatore M. Salibello as trustees of the Fund expire in 2006.


--------------------------------- -------------------------------------- --------------------------------------
Name of Trustee                   Dollar Range of Equity                 Aggregate Dollar Range of Equity
                                  Securities in the Fund                 Securities in all Registered
                                                                         Investment Companies Overseen by
                                                                         Trustees in the Fund Complex
--------------------------------- -------------------------------------- --------------------------------------

INTERESTED TRUSTEES
--------------------------------- -------------------------------------- --------------------------------------
Mario J. Gabelli                                   NA                    Over $100,000
--------------------------------- -------------------------------------- --------------------------------------
Karl Otto Pohl                                     NA                    None
--------------------------------- -------------------------------------- --------------------------------------
Edward T. Tokar                                    NA                    None
------------------------------------------------------------------------ --------------------------------------

DISINTERESTED TRUSTEES
--------------------------------- -------------------------------------- --------------------------------------
Anthony J. Colavita                           $1 - $10,000               Over $100,000
--------------------------------- -------------------------------------- --------------------------------------
James P. Conn                              $50,001 - $100,000            Over $100,000
--------------------------------- -------------------------------------- --------------------------------------
Mario d'Urso                                       NA                    Over $100,000
--------------------------------- -------------------------------------- --------------------------------------
Frank J. Fahrenkopf, Jr.                           NA                    $1 - $10,000
--------------------------------- -------------------------------------- --------------------------------------
Michael J. Melarkey                         $10,001 - $50,000            $10,001 - $50,000
--------------------------------- -------------------------------------- --------------------------------------
Salvatore M. Salibello                             NA                    None
--------------------------------- -------------------------------------- --------------------------------------
Anthonie C. van Ekris                         Over $100,000              Over $100,000
--------------------------------- -------------------------------------- --------------------------------------
Salvatore J. Zizza                         $50,001 - $100,000            Over $100,000
--------------------------------- -------------------------------------- --------------------------------------

All shares were valued as of March, 12, 2004.

         The Trustees serving on the Fund's Nominating Committee are Messrs. Michael Melarkey, Salvatore Zizza and Anthony Colavita (Chairman). The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

         Messrs. Salvatore Zizza (Chairman), Anthonie van Ekris and Frank Fahrenkopf, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and to act as a liaison between the Board of Trustees and the Fund's independent accountants.

         The Trust also has a Proxy Voting Committee, which, if so determined by the Board of Trustees, is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund's portfolio for such period as the Board of Trustees may determine. The Trustees serving on the Proxy Voting Committee are Messrs. Tokar, Zizza and Conn.

REMUNERATION OF TRUSTEES AND OFFICERS

         The Fund pays each trustee who is not affiliated with the Investment Adviser or its affiliates a fee of $12,000 per year plus $1,500 per board meeting attended in person ($500 if attended telephonically) and $500 per committee meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

         The following table shows the compensation that it is anticipated the trustees will earn in their capacity as trustees during the Fund's Fiscal Year ending December 31, 2004. The table also shows, for the year ended December 31, 2003, the compensation trustees earned in their capacity as trustees for the Fund and other funds in the Gabelli fund complex. Other than Messrs. Austin and Hultquist, officers who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Fund.

                               COMPENSATION TABLE


NAME OF PERSON AND POSITION                      ESTIMATED COMPENSATION         TOTAL COMPENSATION FROM THE FUND AND
                                                     FROM THE FUND              FUND COMPLEX PAID TO TRUSTEES*
Mario J. Gabelli, Chairman of the Board                      $0                                 $[0]   (24)
Anthony J. Colavita                                     $19,500                            $160,542.76 (35)
James P. Conn                                           $19,500                             $58,451.09 (12)
Mario d'Urso                                            $19,500                              $2,951.09 (1)
Frank J. Fahrenkopf, Jr.                                $20,500                             $34,951.09 (4)
Michael J. Melarkey                                     $19,500                              $2,951.09 (1)
Karl Otto Pohl                                               $0                                   $[0] (33)
Salvatore M. Salibello                                  $19,500                              $2,951.09 (1)
Edward T. Tokar                                         $19,500                              $2,951.09 (1)
Anthonie C. van Ekris                                   $20,500                             $73,292.76 (20)
Salvatore J. Zizza                                      $20,500                             $82,042.76 (11)
                                         ----------------------------------------------------------------------------
TOTAL                                                  $178,500

* Represents the total compensation paid to such persons during the calendar year ended December 31, 2003 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The total does not include, among other things, out of pocket Trustee expenses. The number in parenthesis represents the number of such investment companies.

For each of their services as Vice President of the Fund, Carter Austin and Matthew Hultquist, will each receive compensation equal to [__], respectively.

Indemnification of Officers and Trustees; Limitations on Liability

         The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. However, nothing in the Agreement and Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

         Gabelli Funds, LLC acts as the Fund's Investment Adviser pursuant to an advisory agreement with the Fund. The Investment Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of [__], 2004, the Investment Adviser acted as registered investment adviser to [__] management investment companies with aggregate net assets of $[___] billion. The Investment Adviser, together with other affiliated investment advisers noted below had assets under management totaling approximately $[__] billion as of [__], 2004. GAMCO Investors, Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub-adviser to management investment companies having aggregate assets of $[___] billion under management as of [__], 2004. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for The Treasurer's Funds (money market funds) and separate accounts having aggregate assets of $[_____] billion under management as of [__], 2004. Gabelli Advisers, Inc., an affiliate of the Investment Adviser, acts as investment manager to the Gabelli Westwood Funds having aggregate assets of $[_____] million under management as of [__], 2004.

         Affiliates of the Investment Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so-called "poison pill" or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Investment Adviser or their advisory accounts have or acquire a significant position in the same securities. However, the Investment Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objectives. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Investment Adviser or the advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to principles believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Investment Adviser or its affiliates have a substantial pecuniary interest. The Investment Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies which are investment management clients of GAMCO Investors Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Investment Adviser or its affiliates.

         The Investment Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Investment Adviser on the basis of his ownership of a majority of the stock and voting power of Gabelli Group Capital Partners, Inc., which owns a majority of the capital stock and voting power of Gabelli Asset Management Inc.

         Under the terms of the Advisory Agreement, the Investment Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Investment Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Investment Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement.

         The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Investment Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Investment Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund (which includes for this purpose assets attributable to outstanding preferred shares, if any, with no deduction for the principal amount of such preferred shares). The Investment Adviser will not be entitled to compensation with respect to the assets of the Fund represented by the principal amount of the Fund's outstanding senior debt, including the Notes.

         The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

         Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of sole shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Advisory Agreement was agreed to in principle by the Fund's Board of Trustees at a telephonic meeting of the Board of Trustees held on October 23, 2003, including a majority of the trustees who are not parties to the agreement or interested persons of any such party (as such term is defined in the 1940
Act). The 1940 Act requires that the Advisory Agreement be approved by a majority of the Fund's Board of Trustees, including a majority of the trustees who are not interested persons as that term is defined in the 1940 Act, at an in person meeting of the Board of Trustees. The non-interested members of the Board of Trustees subsequently met in person on November 19, 2003, at which time they and the entire Board approved the Advisory Agreement. In determining whether to approve the Advisory Agreement, the Fund's non-interested trustees considered, among other factors, (i) the services to be provided to the Fund by the Investment Adviser and the sub-administrator (ii) the team of investment advisory personnel assigned to the Fund, (iii) the Gabelli organization's experience with closed-end funds, (iv) the investment objective and policies of the Fund, (v) the terms of the Advisory Agreement and the undertaking of the Investment Adviser in regard to advisory fees on leverage used by the Fund, and
(vi) the Fund's anticipated fee and expense data (based in part on the terms of the Advisory Agreement) as compared to other closed-end funds managed by the Investment Adviser and a peer group of closed-end equity funds in various asset ranges. The non-interested Directors indicated that the primary factors in their determination to approve the Advisory Agreement were the experience of the Investment Adviser and the Fund's portfolio management team, the comparability of the Fund's fee structure and anticipated total expense ratio with the other funds reviewed and the undertaking of the Investment Adviser not to charge an advisory fee on leverage obtained through the issuance of preferred shares to the extent the Fund's total return does not at least equal the cost of such shares.

         The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc. may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company, Inc. and its broker-dealer affiliates if, in the judgment of the Investment Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

         Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Investment Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and its affiliates by brokers and dealers through whom other clients of the Investment Adviser and its affiliates effect securities transactions may be useful to the Investment Adviser in providing services to the Fund.

         Although investment decisions for the Fund are made independently from those for the other accounts managed by the Investment Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.


                               PORTFOLIO TURNOVER

         Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. As of December 31, 2003, the Fund's portfolio turnover rate for the period since it began its investment operations is 0.4%. The Fund anticipates that its annual portfolio turnover rate will not exceed 100%.


                                    TAXATION

         [The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning a large position in the Fund), and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with any specific questions relating to U.S. federal, state, local and foreign taxes. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

Taxation of the Fund

         The Fund intends to elect to be treated and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") (a "RIC"). Accordingly, the Fund must, among other things,
(i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year
(a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other RICs) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a RIC, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

         A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December of the year, payable to shareholders of record on a date during such a month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received on December 31 of the year the distributions are declared, rather than when the distributions are received.

         If the Fund were unable to satisfy the 90% distribution requirement or otherwise were to fail to qualify as a RIC in any year, it would be taxed in the same manner as an ordinary corporation and distributions to the Fund's shareholders would not be deductible by the Fund in computing its taxable income. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, then the Fund would be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to elect to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

         Gain or loss on the sales of securities by the Fund will be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

         Foreign currency gain or loss on non-U.S. dollar-denominated securities and on any non-U.S. dollar-denominated futures contracts, options and forward contracts that are not section 1256 contracts (as defined below) generally will be treated as ordinary income and loss.

         Investments by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to federal income tax (including interest charges) on certain distributions or dispositions with respect to those investments which cannot be eliminated by making distributions to shareholders. Elections may be available to the Fund to mitigate the effect of this tax, but such elections generally accelerate the recognition of income without the receipt of cash. Interest paid by PFICs will not qualify for the reduced tax rates discussed below under "Taxation of Shareholders."

         The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in securities rated in the medium to lower rating categories of nationally recognized rating organizations, and in unrated securities ("high yield securities"). A portion of the interest payments on such high yield securities may be treated as interest for certain U.S. federal income tax purposes.

         As a result of investing in stock of PFICs or securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

         If the Fund does not meet the asset coverage requirements of the 1940 Act and the Statements of Preferences, the Fund will be required to suspend distributions to the holders of the Common Shares until the asset coverage is restored. Such a suspension of distributions might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level federal income taxation on all of its income, or might prevent the Fund from distributing enough income and capital gain net income to avoid completely imposition of the excise tax.

         Certain of the Fund's investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

Foreign Taxes

         Since the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. The Fund intends to invest less than 50% of its total assets in foreign securities. As long as the Fund continues to invest less than 50% of its assets in foreign securities it will not be eligible to elect to "pass-through" to shareholders of the Fund the ability to use the foreign tax deduction or foreign tax credit for foreign taxes paid with respect to qualifying taxes.

Taxation of Shareholders

         The Fund will determine either to distribute or to retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a tax of 35% of such amount. In that event, the Fund expects to designate the retained amount as undistributed capital gain in a notice to its shareholders, each of whom (i) will be required to include in income for tax purposes as long-term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares of the Fund by an amount equal to 65% of the amount of undistributed capital gain included in such shareholder's gross income.

         Distributions paid by the Fund from its investment company taxable income, which includes net short-term capital gain, generally are taxable as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding period and other requirements are met by both the Fund and the shareholder) (i) for the dividends received deduction available to corporations, but only to the extent that the Fund's income consists of dividends received from U.S. corporations and (ii) under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), as qualified dividend income eligible for the reduced maximum rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions of net capital gain designated as capital gain distributions, if any, are taxable to shareholders at rates applicable to long-term capital gain, whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares. Capital gain distributions are not eligible for the dividends received deduction. Under the 2003 Tax Act, the maximum tax rate on net long-term capital gain of individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized on or after May 6, 2003 and before January 1, 2009. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as a capital asset). For non-corporate taxpayers, under the 2003 Tax Act, investment company taxable income (other than qualified dividend income) will currently be taxed at a maximum rate of 35%, while net capital gain generally will be taxed at a maximum rate of 15%. For corporate taxpayers, both investment company taxable income and net capital gain are taxed at a maximum rate of 35%.

         Shareholders may be entitled to offset their capital gain distributions with capital loss. There are a number of statutory provisions affecting when capital loss may be offset against capital gain, and limiting the use of loss from certain investments and activities. Accordingly, shareholders with capital loss are urged to consult their tax advisers.

         The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to a distribution will receive a distribution which will be taxable to them even though it represents in part a return of invested capital.

         Upon a sale, exchange or other disposition of shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as long-term capital gain or loss if the shares have been held for more than one year. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced by substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gain distributions received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

         Ordinary income distributions and capital gain distributions also may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax rules), state, local or foreign tax consequences to them of investing in the Fund.

         Ordinary income distributions (but not capital gain distributions) paid to shareholders who are non-resident aliens or foreign entities (a "foreign investor") will generally be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities, unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Foreign investors are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Backup Withholding

         The Fund may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action, either prospectively or retroactively. Persons considering an investment in common shares should consult their own tax advisers regarding the purchase, ownership and disposition of common shares.]


                       AUTOMATIC DIVIDEND REINVESTMENT AND
                          VOLUNTARY CASH PURCHASE PLAN

         Under the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by EquiServe, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by EquiServe as dividend disbursing agent.

         Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued Common Shares, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, participants will receive shares from the Fund, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, EquiServe will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that EquiServe will endeavor to terminate purchases in the open market and cause the Fund to issue shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value.

         Participants in the Plan have the option of making additional cash payments to EquiServe, monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. EquiServe will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. EquiServe will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to EquiServe in a manner that ensures that EquiServe will receive these payments approximately 10 days before the 15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by EquiServe at least 48 hours before such payment is to be invested.

         EquiServe maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by EquiServe in noncertificated form in the name of the participant. A Plan participant may send its share certificates to EquiServe so that the shares represented by such certificates will be held by EquiServe in the participant's shareholder account under the Plan.

         In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, EquiServe will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by EquiServe on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to EquiServe at P.O. Box 43025, Providence, RI 02940-3025.


                            RATING AGENCY GUIDELINES




                                 NET ASSET VALUE

         The net asset value of the Fund's shares will be computed based on the market value of the assets it holds and will generally be determined daily as of the close of regular trading on the New York Stock Exchange. The net asset value of the Fund's shares is reported to the financial press on a weekly basis.

         Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously generally will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Initial public offering securities are initially valued at cost, and thereafter as any other equity security. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Short-term debt instruments that are credit impaired or mature in more than 60 days for which market quotations are available are valued at the latest average of the bid and asked prices obtained from a dealer maintaining an active market in that security. Short-term investments that are not credit impaired and mature in 60 days or fewer are valued at amortized cost from purchase price or value on the 61st day prior to maturity. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Investment Adviser in accordance with guidelines adopted by the Fund. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments (including non-U.S. dollar-denominated assets and futures and options).

         Trading takes place in various foreign markets on days which are not business days and on which therefore the Fund's net asset value per share is not calculated. The calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of portfolio securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Investment Adviser, pursuant to procedures established by the Board of Trustees, deems that the particular event would materially affect the net asset value, in which case the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees.

         Net asset value per Common Share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, and minus the aggregate principal amount of any preferred shares by the total number of shares outstanding at such time.


                                BENEFICIAL OWNERS

 Name and Address of                           Amount of Shares
Beneficial/Record Owner                          and Nature          Percent
 as of [__], 2004            Title of Class      of Ownership        of Class
-----------------------      --------------    -----------------     ----------
Cede & Co.*                    Common             [__] (Record)         [__]
P.O. Box 29
Bowling Green Station
New York, NY  10274

*        A nominee partnership of DTC.

         As of December 31, 2003, the Directors and Officers of the Fund as a group beneficially owned approximately 3% of the outstanding shares of the Fund's Common Shares.


                               GENERAL INFORMATION

Book-Entry-Only Issuance

      The Depository Trust Company (or "DTC"), New York, NY, will act as securities depository for the Notes. The Notes will be issued as fully registered Global Securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC.

      Beneficial interests in the Notes will be shown on, and transfers thereof will be affected only through, records maintained by DTC and its direct and indirect participants. Investors may elect to hold interests in the Notes through DTC if they are participants in the DTC system, or indirectly through organizations which are participants in the DTC system.

      DTC has informed us that DTC is:

         o a limited-purpose trust company organized under the New York Banking Law;

         o a "banking organization" within the meaning of the New York Banking Law; o a member of the Federal Reserve System;

         o a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

         o    a "clearing agency" registered pursuant to the provisions of
              Section 17A of the Securities Exchange Act of 1934.

         DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, which eliminates the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange LLC, and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Direct and Indirect Participants are on file with the Securities and Exchange Commission.

         Purchases of Notes under the DTC system must be made by or through Direct Participants, which receive a credit for the Notes on DTC's records. The ownership interest of each actual purchaser of each Note (a "Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmations from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Notes except in the event that use of the book-entry system for the Notes is discontinued. As a result, the ability of a person having a beneficial interest in the Notes to pledge such interest to persons or entities that do not participate in the DTC system, or to otherwise take actions with respect to such interest, may be affected by the lack of a physical certificate evidencing such interest. In addition, the laws of some states require that certain persons take physical delivery in definitive form of securities that they own and that security interests in negotiable instruments can only be perfected by delivery of certificates representing the instruments. Consequently, the ability to transfer Notes evidenced by the global Notes will be limited to such extent.

         To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of Notes with DTC and their registration in the name of Cede & Co. or such other nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes. DTC's records reflect only the identity of the Direct Participants to whose accounts such Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and another communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Neither DTC nor Cede & Co. (nor such other DTC nominee) will consent or vote with respect to the Notes. Under its usual procedures, DTC mails an Omnibus Proxy to the issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Notes are credited on the record date (identified in a listing attached to the Omnibus Proxy).

         Payments of principal, interest and premium, if any, on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts, upon DTC's receipt of funds and corresponding detail information from us on the payable date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name" and will be the responsibility of such Participant and not of DTC, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, principal amounts and interest to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is our responsibility and disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

         Investors electing to hold their Notes through DTC will follow the settlement practices applicable to U.S. corporate debt obligations. The securities custody accounts of investors will be credited with their holdings on the settlement date against payment in same-day funds within DTC effected in U.S. dollars.

         Secondary market sales of book-entry interests in the Notes between DTC Participants will occur in the ordinary way in accordance with DTC rules and will be settled using the procedures applicable to United States corporate debt obligations in DTC's Settlement System.

         If DTC is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by us within 90 days, we will issue individual Notes in exchange for the Global Security representing such Notes. In addition, we may, at any time and in our sole discretion, determine not to have the Notes represented by one or more Global Securities and, in such event, will issue individual Notes in exchange for the Global Security or Securities representing the Notes. Individual Notes will be issued in denominations of $1,000 and integral multiples thereof. See "Description of the Notes" in the accompanying prospectus.

         The Fund will not have any responsibility or obligation to participants in the DTC system or the persons for whom they act as nominees with respect to the accuracy of the records of DTC, its nominee or any Direct or Indirect Participant with respect to any ownership interest in the Notes, or with respect to payments to or providing of notice for the Direct Participants, the Indirect Participants or the beneficial owners of the Notes.

         The information in this section concerning DTC and its book-entry systems has been obtained from sources that we believe to be reliable. Neither we, the Trustee nor the underwriters, dealers or agents are responsible for the accuracy or completeness of this information.


Counsel and Independent Accountants

         Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036 is counsel to the Fund in connection with the issuance of the Common Shares.

         PricewaterhouseCoopers LLP serve as independent accountants of the Fund and will annually audit the financial statements of the Fund.

Proxy Voting Procedures

         The Fund has adopted the proxy voting procedures of the Investment Adviser and has directed the Investment Adviser to vote all proxies relating to the Fund's voting securities in accordance with such procedures. The proxy voting procedures have been filed with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The proxy voting procedures are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102. In addition, information on how the Fund voted proxies relating to voting securities during the most recent twelve month period is available, upon request, by calling 800-GABELLI (800-422-3554). The proxy voting procedures are also available at http://www.gabelli.com and on the Security and Exchange Commissions website at http://www.sec.gov.

Code of Ethics

         The Fund and the Investment Adviser have adopted a code of ethics. This code of ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client's account, unless such trade is executed on more favorable terms for the client's account and it is determined that such trade will not adversely affect the client's account. Short-term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client's account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the code of ethics. The code of ethics is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

Code of Conduct for Chief Executive and Senior Financial Officers

         The Fund, the Investment Adviser and other funds advised by the Investment Adviser have adopted a code of conduct. This code of conduct sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The code of conduct is on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-942-8090. The code of ethics is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http:// www.sec.gov, and copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.


                              FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Fund's Shareholders for the period ended December 31, 2003, together with the report of PricewaterhouseCoopers LLP thereon, are also incorporated herein by reference from the Fund's Annual Report to Shareholders. All other portions of the Annual Report to Shareholders are not incorporated herein by reference and are not part of the Registration Statement. A copy of the Annual Report to Shareholders may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at 800-GABELLI (422-3554).


                                    GLOSSARY

                                      [__]

                                     PART C

                                OTHER INFORMATION

                   ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements (audited) for fiscal year 2003*

(2) Exhibits

     (a) Agreement and Declaration of Trust of Registrant(3)
     (b) By-Laws of Registrant(3)
     (c) Not applicable
     (d) Form of Specimen Common Share Certificate (2)
     (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(2)
     (f) Indenture (1)
     (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(2)
     (h) Form of Underwriting Agreement(1)
     (i) Not applicable
     (j) Form of Custodian Contract (2)
     (k) Form of Registrar, Transfer Agency and Service Agreement (3)
     (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality(1)
     (m) Not applicable
     (n) (i) Consent of Independent Auditors (4)
         (ii) Powers of Attorney(2)
     (o) Not applicable
     (p) Not applicable
     (q) Not applicable
     (r) Codes of Ethics of the Fund and the Investment Adviser(2)

___________________

*    Incorporated by reference to the Fund's annual report filed March __, 2004

(1)  To be filed by Amendment.

(2) Incorporated by reference to the Registrant's Pre-Effective Amendment No.1 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on October 27, 2003.

(3) Incorporated by reference to the Registrant's Pre-Effective Amendment No.3 to the Fund's Registration Statement on Form N-2 Nos. 333-108409 and 811-21423, as filed with the Securities and Exchange Commission on November 24, 2003.

(4)  Filed herewith.


Item 25.          Marketing Arrangements

         Reference is made to Exhibit 2(h) to this Registration Statement to be filed by amendment.

Item 26.          Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee.............................................................
SEC Registration fees........................................................
Printing/engraving expenses..................................................
Accounting fees..............................................................
Legal fees...................................................................
NASD fee.....................................................................
Miscellaneous................................................................
     Total...................................................................


Item 27.          Persons Controlled by or Under Common Control with Registrant

         NONE


Item 28.          Number of Holders of Securities as of [__], 2004.

         .                                                    Number of Record
Title of Class                                                Holders
------------------                                            ----------------
Common Shares of Beneficial Interest                          [__]


Item 29.          Indemnification

         [To Come]


Item 30.          Business and Other Connections of Investment Adviser

         The Investment Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and trustees of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and trustees during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31.          Location of Accounts and Records

         The accounts and records of the Registrant are maintained in part at the office of the Investment Adviser at One Corporate Center, Rye, New York 10580-1422, in part at the offices of the Custodian, [__], at the offices of the Fund's Administrator, [__], and in part at the offices of [______].


Item 32.          Management Services

         Not applicable.


Item 33.          Undertakings

         1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

         Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 7th day of April, 2004.

                              THE GABELLI DIVIDEND & INCOME TRUST

                              By:    /s/ Bruce N. Alpert
                                     --------------------------------
                                     Bruce N. Alpert
                                     President


                              By:    /s/ Richard C. Sell, Jr.
                                     --------------------------------
                                     Richard C. Sell, Jr.
                                     Treasurer

         As required by the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities set forth below on the 7th day of April, 2004.

NAME                                               TITLE
       Signature

         *                                Trustee, Chairman and Chief
-----------------------------             Investment Officer
Mario J. Gabelli


         *                                Trustee
-----------------------------
Anthony J. Colavita


         *                                Trustee
-----------------------------
James P. Conn


         *                                Trustee
-----------------------------
Mario d'Urso


         *                                Trustee
-----------------------------
Frank J. Fahrenkopf, Jr.


         *                                Trustee
-----------------------------
Michael J. Melarkey


                                          Trustee
-----------------------------
Karl Otto Pohl


         *                                Trustee
-----------------------------
Salvatore M. Salibello


         *                                Trustee
-----------------------------
Edward T. Tokar


         *                                Trustee
-----------------------------
Anthonie C. van Ekris


         *                                Trustee
-----------------------------
Salvatore J. Zizza


/s/   Bruce N. Alpert                     President
-----------------------------
   Bruce N. Alpert
   Attorney-in-Fact
*Pursuant to a Power of Attorney

                                  EXHIBIT INDEX